Exhibit 10.5
EXECUTION ORIGINAL
BISHOP RANCH BUSINESS PARK
BUILDING LEASE
Sunset Development Company

One Annabel Lane, Suite 201, San Ramon, CA 94583
Tel: 925 866 0100 Fax: 925 866 1330

REPLY! INC.
BISHOP RANCH BUSINESS PARK — BUILDING LEASE

EXHIBIT A — SITE AND FLOOR PLANS
EXHIBIT B — WORK LETTER (INTENTIONALLY DELETED)
EXHIBIT C — SPACE PLAN
EXHIBIT D — RULES AND REGULATIONS
EXHIBIT E — JANITORIAL SPECIFICATIONS
EXHIBIT F — DOOR SIGN, DIRECTORY STRIP AND MAIL BOX REQUEST
EXHIBIT G — COMMENCEMENT OF LEASE

BISHOP RANCH BUSINESS PARK

BUILDING LEASE
     This Lease is made and entered into this 25 day of July, 2006, by and between SDC 7, a California partnership, (hereinafter “Landlord”) and Reply! Inc., a California corporation (hereinafter “Tenant”). For and in consideration of the rental and of the covenants and agreements hereinafter set forth to be kept and performed by Tenant, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises herein described for the term, at the rental and subject to and upon all of the terms, covenants and agreements hereinafter set forth.
     1. PREMISES
          Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises (the “Premises”) crosshatched on Exhibit A containing 39,413 rentable square feet known as Suite 200, located on the Second floor of 12667 Alcosta Boulevard, Building BB (including all tenant improvements thereto, the “Building”), located at San Ramon, California 94583. The Building is part of a Complex containing the Building and Three (3) other buildings (the “Complex”). The Complex, which contains 786,864 rentable square feet, the land on which the Complex is situated (the “Land”), the common areas of the Complex, any other improvements in the Complex and the personal property used by Landlord in the operation of the Complex (the “Personal Property”) are herein collectively called the “Project.” Tenant has inspected the Premises and is leasing the Premises in as-is condition as shown on the attached Exhibit C.
          (a) Suite Improvement Allowance. Landlord shall provide Tenant with a Suite Improvement Allowance (the “Allowance”) equal to $7.50 per rentable square foot or TWO HUNDRED NINETY-FIVE THOUSAND FIVE HUNDRED NINETY-SEVEN AND 50/100 DOLLARS ($295,597.50). The Allowance may be used at any time during the Term of this Lease for the installation of permanent improvement to the Premises, hereinafter “Alterations.”
     2. TERM
          2.1 Term. The term of this Lease shall commence on January 1, 2007 (the “Commencement Date”) and shall end Five (5) years and Three (3) months thereafter (the “Expiration Date”), unless sooner terminated pursuant to this Lease.
          2.2 Delay in Commencement. (Intentionally Deleted)
          2.3 Prior Occupancy. Landlord hereby agrees to grant Tenant possession of the Premises upon full execution of the Lease, hereinafter “Prior Occupancy.” Any Prior Occupancy shall be at Tenant’s sole risk and shall be subject to all the terms and conditions of this Lease. The Prior Occupancy period shall be Rent free. If at any time during Prior Occupancy Tenant commences operation of its business in the Premises, Tenant shall be responsible for the payment of operating costs and such payment shall be due on the first day of each calendar month during Prior Occupancy.
          2.4 Acknowledgment of Commencement Date. Upon determination of the Commencement Date, Landlord and Tenant shall execute a written acknowledgment of the Commencement Date and Expiration Date in the form attached hereto as Exhibit G.
     3. RENT
          3.1 Base Rent. Tenant shall pay to Landlord monthly as base rent (“Base Rent”) for the Premises in advance on the Commencement Date and on the first day of each calendar month thereafter during the term of this Lease without deduction, offset, prior notice or demand, in lawful money of the United States of America, the sum of SEVENTY-EIGHT THOUSAND EIGHT HUNDRED TWENTY-SIX AND NO/100 DOLLARS ($78,826.00). For any prorations of Base Rent due to changes in the Premises on a day other than the first or last day of the month, the portion of Base Rent associated with the change in the Premises shall be calculated by multiplying the number of days that the space was part of the Premises by the daily Base Rent defined to be the monthly Base Rent for said space divided by 30. Notwithstanding the foregoing, Base Rent will be abated for the first three (3) full calendar months of this Lease.
               Concurrently with Tenant’s execution of this Lease, Tenant shall pay to Landlord the sum of SEVENTY-EIGHT THOUSAND EIGHT HUNDRED TWENTY-SIX AND NO/100 DOLLARS ($78,826.00) to be applied against Base Rent when it becomes due.
     3.2 Adjustments to Base Rent.
               (a) Effective on the first day of the 19th month of the Term of this Lease, the monthly Base Rent shall be adjusted from SEVENTY-EIGHT THOUSAND EIGHT HUNDRED TWENTY-SIX AND NO/100 DOLLARS ($78,826.00) to EIGHTY-TWO THOUSAND ONE HUNDRED TEN AND 42/100 DOLLARS ($82,110.42) ($25.00 per rentable square foot per month).
               (b) Effective on the first day of the 34th month of the Term of this Lease, the monthly Base Rent shall be adjusted from EIGHTY-TWO THOUSAND ONE HUNDRED TEN AND 42/100 DOLLARS ($82,110.42) to NINETY-ONE THOUSAND NINE HUNDRED SIXTY-THREE AND 67/100 DOLLARS ($91,963.67) ($28.00 per rentable square foot per month).
          3.3 Amounts Constituting Rent. All amounts payable or reimbursable by Tenant under this Lease, including late charges and interest, “Operating Cost Payments” (as defined in Paragraph 5), and amounts payable or reimbursable under the Work Letter and the other Exhibits hereto, shall constitute “Rent” and be payable and recoverable as such. Base Rent is due and payable as provided in Paragraph 3.1 - “Base Rent”, Operating Cost Payments are due and payable as provided in Paragraph 5.3 - “Notice and Payment”, and all other Rent payable to Landlord on demand under the terms of this Lease, unless otherwise set forth herein, shall be payable within thirty (30) days after written notice from Landlord of the amounts due. All Rent shall be paid to Landlord without deduction or offset in lawful money of the United States of

America at the address for notices or at such other place as Landlord may from time to time designate in writing.
     4. SECURITY DEPOSIT
          Concurrently with Tenant’s execution of this Lease, Tenant shall deposit with Landlord the sum of ONE HUNDRED EIGHTY-THREE THOUSAND NINE HUNDRED TWENTY-SEVEN AND 34/100 DOLLARS ($183,927.34). (the “Security Deposit”). The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of all of the terms, covenants and conditions of this Lease to be performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including the provisions relating to the payment of any Rent, Landlord may (but shall not be required to) use, apply or retain all or any part of the Security Deposit to cure such default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant’s default. If any portion of said deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount; Tenant’s failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder) upon the expiration of the Lease term and Tenant’s vacating the Premises; provided, however, that Landlord may elect, in its discretion, to retain a portion of the Security Deposit in an amount to be determined by Landlord in its reasonable judgment and based upon actual historical Operating Costs and Landlord shall, promptly upon determining the increases in Operating Costs for the calendar year in which this Lease terminates, pursuant to Paragraph 5.3 - “Notice and Payment,” apply from such retained portion of the Security Deposit any sums underpaid by Tenant with respect to Operating Costs for the final year of the Lease term, and return the balance, if any, to Tenant or its assignee. In the event of termination of Landlord’s interest in this Lease, Landlord shall transfer the Security Deposit to Landlord’s successor in interest whereupon Landlord shall be released from liability for the return of the Security Deposit or the accounting therefor. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, and all other provisions of any Regulations, now or hereafter in force, which restricts the amount or types of claim that a landlord may make upon a security deposit or imposes upon a landlord (or its successors) any obligation with respect to the handling or return of security deposits.
     5. TAX AND OPERATING COST INCREASES
          5.1 Definitions. For purposes of this paragraph, the following terms are herein defined:
               (a) Base Year: The calendar year in which this Lease commences.
               (b) Operating Costs: Operating Costs shall include all costs and expenses of ownership, operation, repair and maintenance of the Project (excluding depreciation of the improvements in the Project and all amounts paid on loans of Landlord) computed in accordance with Tax Basis accounting principles adopted by Landlord consistently applied, including by way of illustration but not limited to: real property taxes, taxes assessed on the Personal Property, any other governmental impositions imposed on or by reason of the ownership, operation or use of the Project, and any tax in addition to or in lieu thereof, other than taxes covered by Paragraph 5.4, whether assessed against Landlord or Tenant or collected by Landlord or both; parts; equipment; supplies; insurance premiums; license, permit and inspection fees; cost of services and materials (including property management fees); cost of compensation (including employment taxes and fringe benefits) of all persons who perform duties connected with the operation, maintenance and repair of the Project; costs of providing utilities and services, including water, gas, electricity, sewage disposal, rubbish removal, janitorial, gardening, security, parking, window washing, supplies and materials, and signing (but excluding services not uniformly available to substantially all of the Project tenants); costs of capital improvements (i) required to cause the Project to comply with all laws, statutes, ordinances, regulations, rules and requirements of any governmental or public authority, including, without limitation, the Americans with Disabilities Act of 1990 (the “ADA”) (collectively, “Legal Requirements”), except for costs, if any, of correcting any failure of the Project to comply, as of the Commencement Date, with any Legal Requirement as enacted as of the Commencement Date, or (ii) which reduce Operating Costs, such costs, together with interest on the unamortized balance at the rate of nine percent (9%) per annum, to be amortized over the useful life or payback period whichever is shorter; costs of maintenance and replacement of landscaping; legal, accounting and other professional services incurred in connection with the operation of the Project and the calculation of Operating Costs; and rental expense or a reasonable allowance for depreciation of personal property used in the maintenance, operation and repair of the Project. Notwithstanding the foregoing, should Landlord pay for such capital improvements in cash, then Landlord shall not include the nine percent (9%) interest rate in amortizing such costs. If the Project is not fully occupied for any calendar year during the term of this Lease, Operating Costs shall be adjusted to the amount which would have been incurred if the Project had been fully occupied for the year. Tax basis accounting is defined to be the Internal Revenue Code and related rules, regulations, rulings, and applicable case law applied by Landlord on a consistent basis in reporting income and expense, including the capitalization of costs and related depreciation, to the Internal Revenue Service.
               Notwithstanding the foregoing, Operating Costs shall not include the following:
                    (1) Depreciation and amortization, except as provided for above.
                    (2) Costs of capital repairs, replacements or improvements, except as provided for above.
                    (3) Costs to acquire sculpture, paintings or other objects of art.
                    (4) Costs incurred in connection with upgrading the Building to comply with disability, life, fire, safety codes, ordinances, statutes, or other laws in effect prior to the Commencement Date including, without limitation, the ADA, and penalties or damages incurred due to such non-compliance.
                    (5) Advertising and promotional expenses.

                    (6) Real estate broker’s or other leasing commissions, attorneys’ fees, architects’ fees and other costs incurred in connection with negotiations or disputes with tenants or prospective tenants of the Building or Project, other than disputes as to the common areas.
                    (7) Costs incurred in renovating or otherwise improving or decorating or redecorating space for tenants or other occupants in the Project or vacant space in the Project.
                    (8) Repairs or other work occasioned by fire, windstorm, or other casualty and public liability claims, to the extent such are covered by insurance proceeds, the cost of which is included in Operating Costs, and costs incurred by Landlord in connection with or made necessary by the actual or threatened exercise by governmental authorities (or other entities with power of eminent domain) of the power of eminent domain.
                    (9) Costs, other than Operating Costs, specially billed to Tenant or any other specific tenants, such as (but not limited to) above Building Standard janitor service, or electrical usage or other services or benefits above Building Standard.
                    (10) Costs incurred to remedy or monitor any Hazardous Materials condition except if caused by Tenant.
                    (11) Interest or penalties resulting from (a) late payment of any operating expense by Landlord due to Landlord’s negligence or willful misconduct (unless Landlord in good faith disputes a charge and subsequently loses or settles that dispute); or (b) any amount payable by Landlord to any tenant resulting solely from Landlord’s default in its obligations to that tenant.
                    (12) Costs incurred in installing, operating and maintaining any specialty service that is not necessary for Landlord’s provision, management, maintenance and repair of the Project. The following are examples of these specialty services: observatory; broadcasting facilities (other than the life-support and security system for the Project); luncheon club, cafeteria, or other dining facility; newsstand; flower services; shoeshine service; carwash; and athletic or recreational club.
                    (13) Any compensation paid to clerks, attendants, or other persons in commercial concessions in the Project that are operated by Landlord.
                    (14) Debt service, interest or other financing.
                    (15) Rental payments to any ground Lessor.
          5.2 Tenant’s Share. If Operating Costs during any calendar year following the Base Year exceed the rentable square footage of the Complex multiplied by $9.65 (the “Expense Stop”), Tenant shall pay to Landlord “Tenant’s Share” multiplied by such excess (“Operating Cost Payments”). “Tenant’s Share” means 5.01%, which is calculated by dividing the rentable square footage of the Premises by the rentable square footage of the Complex as such rentable square footages are set forth in Paragraph 1, and multiplying such number by 100.
          5.3 Notice and Payment. As soon as reasonably practical after the end of each calendar year following the Base Year, Landlord shall furnish Tenant a written statement showing in reasonable detail the Operating Costs for the preceding calendar year, but no later than one hundred twenty (120) days and the amount of any payment due from Tenant to Landlord or from Landlord to Tenant, taking into account prior Operating Cost Payments made by Tenant for such preceding calendar year. Tenant shall have one hundred eighty (180) days after receipt of Landlord’s statement to notify Landlord of any objections they have to such statement, or of their intention to review supporting documentation for such statement. If Tenant does not so notify Landlord, such statement shall conclusively be deemed correct and Tenant shall have no right thereafter to dispute or review support for such statement, any item therein, or the computation of Operating Costs. If Tenant does so notify the Landlord within the one hundred eighty (180) day period, Tenant shall have six (6) months from the date of notification to Landlord to complete their review of the supporting documentation and notify Landlord of all objections, if any, to such statement. Landlord and Tenant hereby agree that Tenant will submit in writing to Landlord on or before the end of said six (6) month period, all objections to Landlord’s statement, and Tenant’s only rights after said six (6) month period shall be nonreversible removals or reductions of the said objections submitted to Landlord. Landlord and Tenant hereby agree that after said six (6) month period, Tenant has no further rights to review any supporting documentation unrelated to the objections submitted. Any notifications to Landlord will be done in accordance with Paragraph 25.14.
          Coincidentally with the monthly Base Rent next due following Tenant’s receipt of such statement (or after Tenant’s six (6) month review period described above), Tenant shall pay to Landlord (in the case of an underpayment) or Landlord shall credit against the next Base Rent due from Tenant (in the case of an overpayment) the difference between (i) Tenant’s Share of any excess of Operating Costs for the preceding calendar year over the Expense Stop (the “Prior Year’s Increase”), and (ii) the Operating Cost Payments made by Tenant for such preceding calendar year. In addition, Tenant shall pay to Landlord coincidentally with such next due Base Rent an amount equal to (A) one-twelfth (1/12) of the Prior Year’s Increase, if any, multiplied by (B) the number of months or partial months (including the then current month) then elapsed in the current calendar year, less (C) the aggregate of any Operating Cost Payments made by Tenant for such current calendar year. Monthly thereafter until adjustment is made the following year pursuant to this paragraph, Tenant shall pay together with the monthly Base Rent one-twelfth (1/12) of any such Prior Year’s Increase. In no event will Tenant be entitled to receive the benefit of a reduction in Operating Costs below the Expense Stop.
          For any partial calendar year at the termination of this Lease, Tenant’s Share of any increases in Operating Costs for such year over the Expense Stop shall be prorated on the basis of a 365-day year by computing Tenant’s Share of the increases in Operating Costs for the entire year and then prorating such amount for the number of days this Lease was in effect during such year. Notwithstanding the termination of this Lease, and within ten (10) days after Tenant’s receipt of Landlord’s statement regarding the determination of increases in Operating Costs for the calendar year in which this Lease terminates, Tenant shall pay to Landlord or Landlord shall pay to Tenant, as the case may be, an amount equal to the difference between Tenant’s Share of the increases in Operating Costs for such year (as prorated) and the amount previously paid by Tenant toward such increases.

          5.4 Additional Taxes. Tenant shall reimburse to Landlord, within thirty (30) days after receipt of a demand therefor, Tenant’s Share of any and all taxes payable by Landlord (other than net income taxes or any taxes included within Operating Costs), whether or not now customary or within the contemplation of the parties hereto (i) upon, allocable to or measured by the area of the Building, (ii) upon all or any portion of the Rent payable hereunder and under other leases of space in the Building, including any gross receipts tax or excise tax levied with respect to the receipt of such Rent, or (iii) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of the Building or any portion thereof. Tenant shall not be required to reimburse Landlord for taxes under this Paragraph 5.4 to the extent Tenant has paid Tenant’s Share of such taxes through Operating Cost Payments under Paragraph 5.2.
          5.5 Tenant’s Taxes. Tenant shall pay before delinquency (whether levied on Landlord or Tenant), any and all taxes assessed upon or measured by (i) Tenant’s equipment, furniture, fixtures and other personal property located in the Premises, (ii) any improvements or alterations made to the Premises prior to or during the term of this Lease paid for by Tenant (“Above-Standard Improvements”), or (iii) this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. For the purpose of determining said amounts, figures supplied by the County Assessor as to the amount so assessed shall be conclusive. Tenant shall comply with the provisions of any law, ordinance or rule of the taxing authorities which require Tenant to file a report of Tenant’s property located in the Premises.
     6. USE
          6.1 Use. The Premises shall be used and occupied by Tenant for general office purposes and for no other purpose without the prior written consent of Landlord which shall not be unreasonably withheld.
          6.2 Suitability. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Building or with respect to the suitability of either for the conduct of Tenant’s business, nor has Landlord agreed to undertake any modification, alteration or improvement to the Premises except as provided in the Work Letter. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building were at such time in satisfactory condition unless within ten (10) days after such date Tenant shall give Landlord written notice specifying in reasonable detail the respects in which the Premises or the Building were not in satisfactory condition. Not withstanding the foregoing, Landlord shall warrant the Premises against any patent defects for the first six (6) months of the Term and against any latent defects for the first year.
          6.3 Uses Prohibited.
               (a) Tenant shall not do nor permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate or affect any fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy covering said Building or any part thereof or any of its contents, nor shall Tenant sell or permit to be kept, used or sold in or about said Premises any articles which may be prohibited by a standard form policy of fire insurance.
               (b) Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or annoy them, or use or allow the Premises to be used for any unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Tenant shall not bring onto the Premises any apparatus, equipment or supplies that may overload the Premises or the Building or any utility or elevator systems or jeopardize the structural integrity of the Building or any part thereof.
               (c) Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with, and at its sole cost and expense shall promptly comply with, any Legal Requirement now in force or which may hereafter be enacted or promulgated relating to the condition, use or occupancy of the Premises, excluding structural changes not relating to or affecting the condition, use or occupancy of the Premises or Tenant’s improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any Legal Requirement, shall be conclusive of the fact as between Landlord and Tenant.
     7. SERVICE AND UTILITIES
          7.1 Landlord’s Obligations. Provided Tenant is not in default hereunder, Landlord shall furnish to the Premises during reasonable hours of generally recognized business days, to be determined by Landlord, and subject to the rules and regulations of the Building, water, gas and electricity suitable for the intended use of the Premises, heat and air conditioning required in Landlord’s judgment for the comfortable use and occupancy of the Premises, scavenger, janitorial services as described in Exhibit E attached hereto, window washing service and elevator service customary in similar buildings in the competing geographical areas. Landlord shall also maintain and keep lighted the common lobbies, hallways, stairs and toilet rooms in the Building.
               (a) Landlord’s current hours of operation in Bishop Ranch (hereinafter “Hours of Operation”) are 7 a.m. to 7 p.m., Monday through Friday, excepting holidays (New Year’s Day, President’s Day, Memorial Day, July 4th (Independence Day), Labor Day, Thanksgiving, and Christmas Day). In the event the holiday falls on a weekend, the business day closest to the holiday will be considered to be the holiday. The building and its services are available to Tenant 24 hours a day, seven (7) days a week, 365 days a year. The after hours rate for air conditioning and heating service after Landlord’s Hours of Operation is currently $75.00 per hour, per floor. This rate is subject to adjustment based upon the decrease or increase in utilities as charged by Landlord’s utility provider.
          7.2 Tenant’s Obligation. Tenant shall pay for, prior to delinquency, all telephone and all other materials and services, not expressly required to be paid by Landlord, which may be furnished to or used in, on or about the Premises during the term of this Lease.

          7.3 Tenant’s Additional Requirements
               (a) Tenant shall pay for heat and air-conditioning furnished at Tenant’s request during non-business hours and/or on non-business days on an hourly basis at a reasonable rate established by Landlord. Tenant shall not use in excess of Building Standard amounts (as determined by Landlord) of electricity, water or any other utility without Landlord’s prior written consent, which consent Landlord may refuse. Landlord, after providing no less than thirty (30) days’ written notice to Tenant, may cause a water meter or electric current meter to be installed in the Premises so as to measure the amount of water and electric current consumed for any such excess use. The cost of such meters and of installation, maintenance and repair thereof shall be paid by Tenant and Tenant agrees to pay Landlord within thirty (30) days for all such water and electric current consumed as shown by said meters, at the rates charged for such services by the city in which the Building is located or by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed. If a separate meter is not installed to measure any such excess use, Landlord shall have the right to estimate the amount of such use through qualified personnel. In addition, Landlord, after providing no less than thirty (30) days’ written notice to Tenant, may impose a reasonable charge for the use of any additional or unusual janitorial services required by Tenant because of any Suite Improvements different from or above Building Standard, carelessness of Tenant or the nature of Tenant’s business (including hours of operation).
               (b) If any lights other than Building Standard or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord may install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation, operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord. In addition, if any lights other than Building Standard are used in the Premises, Tenant shall pay the cost to replace any worn or dead bulbs or tubes.
               (c) In no event shall Tenant (i) connect any apparatus, machine or device through electrical outlets except in the manner for which such outlets are designed and without the use of any device intended to increase the plug capacity of any electrical outlet or (ii) maintain at any time an electrical demand load in excess of four (4) watts per square foot of usable area of the Premises.
          7.4 Nonliability. Landlord shall not be liable for, and Tenant shall not be entitled to any abatement or reduction of Rent, by reason of Landlord’s failure to furnish any of the foregoing when due to “Force Majeure Events” (as defined in Paragraph 25.9). If failure to furnish the foregoing is within Landlord’s reasonable control and Tenant is unable to occupy the Premises due to such failure, Tenant shall be entitled to an abatement of Base Rent commencing with the fifth consecutive day of such failure unless prior thereto Landlord commences to cure such failure and thereafter diligently proceeds with such cure. Any failure to furnish any of the foregoing shall not constitute an eviction of Tenant, constructive or otherwise and, notwithstanding any law to the contrary that may now or hereafter exist, Tenant shall not be entitled to terminate this Lease on account of such failure. Landlord shall not be liable under any circumstances for loss of or injury to property or business or consequential damages, however occurring, through or in connection with failure to furnish any of the foregoing.

     8. MAINTENANCE AND REPAIRS; ALTERATIONS AND ADDITIONS
          8.1 Maintenance and Repairs
               (a) Landlord’s Obligations. Landlord shall maintain in good order, condition and repair the structural and common areas of the Building, and the basic heating, ventilating, air conditioning, electrical, plumbing, fire protection, life safety, security and mechanical systems of the Building (the “Building Systems”), and shall cause the common areas of the Building to comply with all Legal Requirements (including, without limitation, the ADA), provided that any maintenance and repair caused by the acts or omissions of Tenant or Tenant’s agents, employees, invitees, visitors (collectively “Tenant’s Representatives”) shall be paid for by Tenant. Notwithstanding any law to the contrary that may now or hereafter exist, Tenant shall not have the right to make repairs at Landlord’s expense or to terminate this Lease because of Landlord’s failure to keep the foregoing in good order, condition and repair, nor shall Landlord be liable under any circumstances for any consequential damages or loss of business, however occurring, through or in connection with any such failure.
               (b) Tenant’s Obligations
                    (1) Tenant, at Tenant’s sole cost and expense, except for services furnished by Landlord pursuant to Paragraph 7 hereof, shall maintain the non-structural of the portion of the Premises in good sanitary, condition and repair including nonbuilding standard lights, and equipment installed for the use of the Premises, and shall cause the Premises to comply with all Legal Requirements (including, without limitation, the ADA). Notwithstanding any law to the contrary that may now or hereafter exist, Tenant shall not have the right to make repairs at Landlord’s expense or to terminate this Lease because of Landlord’s failure to keep the Premises in good order, condition and repair.
                    (2) In the event Tenant fails to maintain the Premises in good order, condition and repair, Landlord shall give Tenant notice to do such acts as are reasonably required to so maintain the Premises. In the event Tenant fails to commence such work within a reasonable time and diligently prosecute it to completion, Landlord shall have the right to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord shall be paid by Tenant within thirty (30) days after demand with interest from the date expended by Landlord until paid by Tenant at the “Default Rate,” as defined below. Landlord shall have no liability to Tenant for any damage, inconvenience or interference with the use of the Premises by Tenant as a result of performing any such work. As used in this Lease, “Default Rate” shall mean the lesser of twelve percent per annum (12%) or the maximum rate permitted by law.
               (c) Compliance with Law. Landlord and Tenant shall each do all acts required to comply with all applicable Legal Requirements relating to their respective maintenance and repair obligations as set forth herein.
          8.2 Alterations and Additions
               (a) Tenant shall make no alterations, additions or improvements to the Premises or any part thereof without obtaining the prior written consent of Landlord, which shall not be unreasonably withheld.

               (b) Landlord may impose as a condition to the aforesaid consent such requirements as Landlord may deem necessary in its sole discretion, including without limitation thereto, performing the work itself, specifying the manner in which the work is done, and selecting the contractor by whom the work is to be performed and the times during which it is to be accomplished. Tenant shall pay to Landlord within ten (10) days of request an amount equal to the reasonable costs and expenses for time spent by Landlord’s employees or contractors in supervising, approving and administering such alterations.
               (c) All such alterations, additions or improvements, all other Above-Standard Improvements, and all work performed under the Work Letter shall be the property of Landlord and shall remain upon and be surrendered with the Premises, unless Landlord upon granting its consent to such alteration or addition requests in writing that Tenant remove all or any part of same.
               (d) All articles of personal property and all business and trade fixtures, machinery and equipment, cabinetwork, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the Lease term when Tenant is not in default hereunder.
     9. ENTRY BY LANDLORD
          Landlord and Landlord’s agents shall at any and all times with reasonable prior notice (except in the case of an emergency, in which case no notice shall be required) have the right to enter the Premises to inspect the same, to supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to show the Premises to prospective purchasers or tenants, to post notices of non-responsibility and “for lease” signs, and to alter, improve or repair the Premises and any portion of the Building, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing the entrance to the Premises shall not be blocked thereby. Landlord shall conduct its activities under this Paragraph 9 in a manner that will minimize inconvenience to Tenant without incurring additional expense to Landlord. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant’s vaults and safes, and Landlord and Landlord’s agents shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord or Landlord’s agents by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof. Tenant shall not be released from its obligations under this Lease nor be entitled to any abatement of Rent on account of Landlord’s entry under this Paragraph, and Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant’s business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby.
     10. LIENS
          Tenant shall keep the Premises and the Building free from any liens arising out of work performed, materials furnished, or obligations incurred by Tenant and shall indemnify,

hold harmless and defend Landlord from any liens and encumbrances arising out of any work performed, materials furnished or obligations incurred by or at the direction of Tenant. In the event that Tenant shall not, within twenty (20) days following the imposition of any such lien, cause such lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but no obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith, including attorneys’ fees and costs, shall be payable to Landlord by Tenant within thirty (30) days with interest at the Default Rate until paid. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord and the Premises, and any other party having an interest therein, from mechanics’ and materialmen’s liens, and Tenant shall give to Landlord at least three (3) business days prior written notice of the expected date of commencement of any work relating to alterations or additions to the Premises.
     11. INDEMNITY
          11.1 Indemnity.
               (a) Tenant shall protect, indemnify, defend and hold Landlord, its partners, members, officers, shareholders, directors, employees, agents and property managers harmless from and against any and all losses, damages, costs, claims, attorneys’ fees, expenses, liability, fines, and penalties arising from (i) any default or breach by Tenant in the observance or performance of any of the terms, covenants or conditions of this Lease by Tenant or (ii) any negligence or willful misconduct of Tenant or Tenant Representative in, on, or about the Premises, or any part of the Project, either during or prior to occupancy or during the Term of this Lease. Notwithstanding the foregoing, in no event shall Tenant be liable for indirect or consequential damages of Landlord (including lost profits) however occurring.
               (b) Landlord agrees to indemnify Tenant against and save Tenant harmless from any and all loss, cost liability, damage, and expense, including without limitation penalties, fines and reasonable attorneys’ fees and disbursements, incurred in connection with or arising from any gross negligence or willful misconduct of Landlord in, on, or about the Premises, or any part of the Project, either during occupancy prior to the Term or during the Term of this Lease. Notwithstanding the foregoing, in no event shall Landlord be liable for indirect or consequential damages of Tenant (including lost profits) however occurring.
          11.2 Exemption of Landlord from Liability. Landlord shall not be liable for injury or damage which may be sustained by the person or property of Tenant, its employees, invitees or customers, or any other person in or about the Premises caused by or resulting from fire, steam, electricity, gas, water or rain, which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning, telephone cabling or wiring, or lighting fixtures of the same, whether the damage or injury results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, or from other sources. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant of the Building.

     12. INSURANCE
          12.1 Coverage. Tenant shall, at all times during the term of this Lease, and at its own cost and expense, procure and continue in force the following insurance coverage:
               (a) Commercial General Liability Insurance with a combined single limit for personal or bodily injury and property damage of not less than $3,000,000 or such other level of coverage that Landlord may require in its reasonable judgment.
               (b) Fire and Extended Coverage Insurance, including vandalism and malicious mischief coverage, covering and in an amount equal to the full replacement value of all fixtures, furniture and improvements installed in the Premises by or at the expense of Tenant.
          12.2 Insurance Policies. The aforementioned minimum limits of policies shall in no event limit the liability of Tenant hereunder. The aforesaid insurance shall name Landlord and its partners, property manager, and mortgagees as an additional insured. Said insurance shall be with companies having a rating of not less than A, XI in “Best’s Insurance Guide”. Tenant shall furnish from the insurance companies or cause the insurance companies to furnish certificates of coverage. Except in the event of a cancellation for non-payment of premium in which event the notice of cancellation will be ten (10) days, no such policy shall be cancelable or subject to reduction of coverage or other modification or cancellation except after thirty (30) days prior written notice to Landlord by the insurer, except in the event of non-payment by Tenant, in which case Landlord will be provided with a ten (10) day written notice from the insurer of the cancellation. All such policies shall be written as primary policies, not contributing with and not in excess of the coverage which Landlord may carry. Tenant shall, at least twenty (20) days prior to the expiration of such policies, furnish Landlord with evidence of renewals or binders. Tenant agrees that if Tenant does not take out and maintain such insurance, Landlord may (but shall not be required to) procure said insurance on Tenant’s behalf and charge Tenant the premiums together with a reasonable handling charge and Default Interest from the date paid by Landlord, payable within thirty (30) days of receipt of written notice. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by Tenant, provided such blanket policies expressly afford coverage to the Premises and to Tenant as required by this Lease.
          12.3 Landlord’s Insurance. During the term of this Lease Landlord shall maintain in effect insurance on the Building against fire, extended coverage perils and vandalism and malicious mischief (to the extent such coverages are available), with responsible insurers licensed to do business in California, insuring the Building in an amount equal to at least ninety-five percent (95%) of the replacement cost thereof excluding foundations, footings and underground installations. Landlord may, but shall not be obligated to, carry insurance against additional perils and/or in greater amounts.
          12.4 Waiver of Subrogation. Tenant and Landlord hereby waive and release any and all right of recovery, whether arising in contract or tort, against the other, including employees and agents, arising during the Term for any and all loss or damage to any property located within or constituting a part of the Building or Complex, which loss or damage arises from the perils that could be insured against under the ISO Causes of Loss-Special Form Coverage including any deductible thereunder (whether or not the party suffering the loss or damage actually carries such insurance, recovers under such insurance or self insures the loss or damage) or which right of recovery arises from loss of earnings or rents resulting from loss or damage caused by such a peril. This mutual waiver is in addition to any other waiver or release contained in this Lease. Landlord and Tenant shall each have their insurance policies issued in such form as to waive any right of subrogation which might otherwise exist.
     13. DAMAGE OR DESTRUCTION.
          13.1 Landlord’s Duty to Repair. If all or a substantial part of the Premises are rendered untenantable or inaccessible by damage to all or any part of the Project from fire or other casualty then, unless either party elects to terminate this Lease pursuant to Paragraphs 13.2 or 13.3, Landlord shall, at its expense, use its commercially reasonable efforts to repair and restore the Premises and/or access thereto, as the case may be, to substantially their former condition to the extent permitted by the then applicable codes, laws and regulations; provided, however, that Tenant rather than Landlord shall be obligated at Tenant’s expense to repair or replace Tenant’s personal property, trade fixtures and any items or improvements that are required to be covered by Tenant’s insurance under Paragraph 12.1(b).
                 If Landlord is required or elects to repair damage to the Premises and/or access thereto, this Lease shall continue in effect but Tenant’s Base Rent and Operating Cost Payments from the date of the casualty through the date of substantial completion of the repair shall be abated by a proportionate amount based on the portion of the Premises that Tenant is prevented from using by reason of such damage or its repair; provided, however, that if the casualty is the result of the willful misconduct or negligence of Tenant or Tenant’s Representatives, there will be no such rental abatement. In no event shall Landlord be liable to Tenant by reason of any injury to or interference with Tenant’s business or property arising from fire or other casualty or by reason of any repairs to any part of the Project made necessary by such casualty.
          13.2 Landlord’s Right to Terminate. Landlord may elect to terminate this Lease, effective as of the last day of the calendar month in which such election is made, under the following circumstances:
               (a) Where, in the reasonable judgment of Landlord, the damage cannot be substantially repaired and restored under applicable laws and governmental regulations within one (1) year after the date of the casualty;
               (b) Where, in the reasonable judgment of Landlord, adequate proceeds are not, for any reason, made available to Landlord from Landlord’s insurance policies to make the required repairs;
               (c) Where the Project is damaged or destroyed to the extent that the cost to repair and restore the Project exceeds twenty-five percent (25%) of the full replacement cost of the Project, whether or not the Premises are damaged or destroyed; or
               (d) Where the damage occurs within the last twelve (12) months of the term of the Lease.

                    If any of the circumstances described in this Paragraph 13.2 arise, Landlord must notify Tenant in writing of that fact within one hundred and twenty (120) days after such circumstances arise and in such notice Landlord must also advise Tenant whether Landlord has elected to terminate the Lease. If Landlord so elects to terminate the Lease, Landlord shall provide Tenant ninety (90) days to vacate the Premises.
          13.3 Tenant’s Right to Terminate. Tenant shall have the right to terminate this Lease if all or a substantial part of the Premises are rendered untenantable or inaccessible by damage to all or any part of the Project from fire or other casualty, provided that such casualty is not the result of the willful misconduct or negligence of Tenant or Tenant’s Representatives, but only under the following circumstances:
               (a) Tenant may elect to terminate this Lease if Landlord had the right under Paragraph 13.2 to terminate this Lease but did not elect to so terminate and Landlord failed to commence the required repair within ninety (90) days after the date it received proceeds to commence such repair. In such event, Tenant may terminate this Lease as of the date of the casualty by notice to Landlord given before the earlier of the date on which Landlord commences such repair or ten (10) days after the expiration of such ninety (90)-day period; or
               (b) Tenant may elect to terminate this Lease in the circumstance described in Subparagraph 13.2(a). In such event, Tenant may terminate this Lease as of the date of the casualty by notice to Landlord given within thirty (30) days after Landlord’s notice to Tenant pursuant to Paragraph 13.2.
          13.4 Exclusive Rights. Landlord and Tenant each hereby agree that, notwithstanding any law to the contrary that may now or hereafter exist, neither party shall have any right to terminate this Lease in the event of any damage or destruction under any circumstances other than as provided in Paragraphs 13.2 and 13.3.
     14. CONDEMNATION
           If all or a material portion of the Premises shall be taken or appropriated for public or quasi-public use by right of eminent domain with or without litigation or transferred by agreement in connection with such public or quasi-public use, either party hereto shall have the right at its option, exercisable within thirty (30) days of receipt of notice of such taking, to terminate this Lease as of the date possession is taken by the condemning authority, provided, however, that before Tenant may terminate this Lease by reason of taking or appropriation as provided hereinabove, such taking or appropriation shall be of such an extent and nature as to substantially handicap, impede or impair Tenant’s use of the Premises. If any part of the Building other than the Premises shall be so taken or appropriated, Landlord shall have the right at its option to terminate this Lease. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for the taking of personal property and fixtures belonging to Tenant and/or for Tenant’s unamortized cost of leasehold improvements, so long as such award to Tenant does not decrease the value of the award that would otherwise be made to Landlord in such taking or condemnation. In the event of a partial taking which does not result in a termination of this

Lease, rent shall be abated in the proportion which the part of Premises so made unusable bears to the rented area of the Premises immediately prior to the taking, and Landlord, at Landlord’s cost, shall restore the Premises remaining to an architectural whole with the Base Rent reduced in proportion to what the area taken bears to the Premises prior to the taking. No temporary taking of the Premises and/or of Tenant’s rights therein or under this Lease shall give Tenant the right to terminate this Lease or to any abatement of Rent thereunder. Any award made to Tenant by reason of any such temporary taking where Landlord does not terminate this Lease shall belong entirely to Tenant so long as said award does not diminish Landlord’s award.
     15. ASSIGNMENT AND SUBLETTING
          15.1 Landlord’s Consent Required. Tenant shall not assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein (each a “Transfer”), and shall not sublet the Premises or any part thereof, without the prior written consent of Landlord and any attempt to do so without such consent being first had and obtained shall be wholly void and shall constitute a breach of this Lease.
          15.2 Reasonable Consent.
               (a) If Tenant complies with the following conditions, Landlord shall not unreasonably withhold its consent to the subletting of the Premises or any portion thereof or the assignment of this Lease. Tenant shall submit in writing to Landlord (i) the name and legal composition of the proposed subtenant or assignee; (ii) the nature of the business proposed to be carried on in the Premises; (iii) the terms and provisions of the proposed sublease; (iv) such reasonable financial information as Landlord may request concerning the proposed subtenant or assignee; and (v) the form of the proposed sublease or assignment. Within ten (10) business days after Landlord receives all such information it shall notify Tenant whether it approves such assignment or subletting or if it elects to proceed under Paragraph 15.8 below. If within ten (10) business days after receipt of a second notice Landlord does not respond, Landlord will be deemed to have consented.
               (b) The parties hereto agree and acknowledge that, among other circumstances for which Landlord could reasonably withhold its consent to a sublease or assignment, it shall be reasonable for Landlord to withhold its consent where (i) the assignee or subtenant (a “Transferee”) does not itself occupy the entire portion of the Premises assigned or sublet, (ii) Landlord reasonably disapproves of the Transferee’s creditworthiness or the character of the business to be conducted by the Transferee at the Premises, (iii) the assignment or subletting would increase the burden on the Building services or the number of people occupying the Premises, or (iv) Landlord otherwise determines that the assignment or sublease would have the effect of decreasing the value of the Project or increasing the expenses associated with operating the Project.
          15.3 Excess Consideration. If Landlord consents to the assignment or sublease, Landlord shall be entitled to receive as additional Rent hereunder fifty percent (50%) of any consideration paid by the Transferee for the assignment or sublease and, in the case of a sublease, fifty percent (50%) of the excess of the rent and other consideration payable by the subtenant over the amount of Base Rent and Operating Cost Payments payable hereunder applicable to the subleased space. Prior to the calculation of any excess rent, Tenant may deduct, after providing Landlord with paid receipts, the reasonable and actual costs incurred for the payment of brokerage fees, Tenant improvements, and attorney’s fees not to exceed $1,500.00.
          15.4 No Release of Tenant. No consent by Landlord to any assignment or subletting by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether occurring before or after such consent, assignment or subletting, and the Transferee shall be jointly and severally liable with Tenant for the payment of Rent (or that portion applicable to the subleased space in the case of a sublease) and for the performance of all other terms and provisions of the Lease. The consent by Landlord to any assignment or subletting shall not relieve Tenant and any such Transferee from the obligation to obtain Landlord’s express written consent to any subsequent assignment or subletting. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any assignment, subletting or other transfer. Consent to one assignment, subletting or other transfer shall not be deemed to constitute consent to any subsequent assignment, subletting or other transfer.
          15.5 Attorneys’ Fees. Tenant shall pay Landlord’s reasonable attorneys’ fees not to exceed $1,500.00 incurred in connection with reviewing any proposed assignment or sublease.
          15.6 Transfer of Ownership Interest. If Tenant is a business entity, any direct or indirect transfer of 50 percent or more of the ownership interest of the entity (whether all at one time or over the term of the Lease) shall be deemed a Transfer.
          15.7 Effectiveness of Transfer. No permitted assignment by Tenant shall be effective until Landlord has received a counterpart of the assignment and an instrument in which the assignee assumes all of Tenant’s obligations under this Lease arising on or after the date of assignment. The voluntary, involuntary or other surrender of this Lease by Tenant, or a mutual cancellation by Landlord and Tenant, shall not work a merger, and any such surrender or cancellation shall, at the option of Landlord, either terminate all or any existing subleases or operate as an assignment to Landlord of any or all of such subleases.
          15.8 Landlord’s Right to Space. Notwithstanding any of the above provisions of this Paragraph 15 to the contrary, if Tenant notifies Landlord that it desires to assign this Lease or sublet all or any part of the Premises, Landlord, in lieu of consenting to such assignment or sublease, may elect by providing written notice to Tenant within ten (10) days of Tenant’s notification of its intent to sublease to terminate this Lease (in the case of an assignment or a sublease of the entire Premises), or to terminate this Lease as it relates to the space proposed to be subleased by Tenant (in the case of a sublease of less than the entire Premises). In such event, this Lease (or portion thereof) will terminate on the date the assignment or sublease was to be effective, and Landlord may lease such space to any party, including the prospective Transferee identified by Tenant.
          15.9 Permitted Assignment or Sublease. Notwithstanding any provision to the contrary in Section 15, Tenant, so long as Tenant notifies Landlord in writing at least thirty (30) days prior to any such sublease or assignment and so long as Tenant provides Landlord with a fully executed copy of any such sublease or assignment, shall not be required to obtain Landlord’s consent to an assignment or sublease of the Premises to an entity which controls, is controlled by or is under common control with Tenant or which succeeds to substantially all of

Tenant’s assets and business by merger, reorganization or purchase. All other such subsections of Section 15 shall apply to this Paragraph 15.9 and shall remain in effect.
          15.10 No Net Profits Leases. Anything contained in the foregoing provisions of this Paragraph 15 to the contrary notwithstanding, neither Tenant, nor any other person having an interest in the possession, use, occupancy or utilization of the Premises, shall enter into any lease, sublease, license, concession or other agreement for the use, occupancy or utilization of space in the Premises which provides for rental or other payment for such use, occupancy or utilization based in whole or in part on the net income or profits derived by any person from the premises leased, used, occupied or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales), and any such purported lease, sublease, license, concession or other agreement shall be void and ineffective as a conveyance of any right or interest in the possession, use, occupancy or utilization of any part of the Premises.
     16. SUBORDINATION
          16.1 Subordination. Except as provided in the next sentence, or as the Tenant and the mortgagee or trustee of any “First Mortgage” (as defined below) may otherwise agree, this Lease, at Landlord’s option, shall be subject and subordinate to all ground or underlying leases which now exist or may hereafter be executed affecting all or any part of the Project, and to the lien of any first mortgages or first deeds of trust (each a “First Mortgage”) in any amount or amounts whatsoever now or hereafter placed on or against the Land or Building, Landlord’s interest or estate therein, or any ground or underlying lease, without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. If any mortgagee or trustee of a First Mortgage or ground lessor shall elect to have this Lease prior to the lien of its First Mortgage or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such First Mortgage or ground lease, whether this Lease is dated prior to or subsequent to the date of said First Mortgage or ground lease or the date of the recording thereof.
          16.2 Junior Liens. Tenant hereby agrees that this Lease shall be superior to the lien of any present or future mortgages or deeds of trust that are junior to any First Mortgage.
          16.3 Subordination Agreements. Tenant will execute and deliver upon demand without charge therefor, such further instruments evidencing the subordination of this Lease to any First Mortgage or ground lease, or the subordination of any First Mortgage or ground lease to such Lease, pursuant to Section 16.1, as the case may be, as may be required by Landlord. Tenant’s failure to comply with its obligations under this Paragraph 16.3 within fifteen (15) days of demand shall constitute an Event of Default and Landlord shall have the right, in such event, to impose upon Tenant a monetary penalty of $1,000.00 for such non-compliance, in addition to all other remedies available to Landlord under this Lease and by law.
          16.4 Attornment. If this Project is transferred to any purchaser pursuant to or in lieu of proceedings to enforce any mortgage, deed of trust or ground lease (collectively, “Encumbrance”), and this Lease is either prior to such Encumbrance or the mortgagee or trustee of a First Mortgage or ground lessor of the Project elects to have this Lease survive such transfer, Tenant shall attorn to such purchaser and recognize such purchaser as the landlord under this Lease, and this Lease shall continue as a direct lease between such purchaser and Tenant.

     17. QUIET ENJOYMENT
          Landlord covenants and agrees with Tenant that upon Tenant paying the Rent and performing its other covenants and conditions under this Lease, Tenant shall have the quiet possession of the Premises for the term of this Lease as against any persons or entities lawfully claiming by, through or under Landlord, subject, however, to the terms of this Lease and of any Encumbrance.
     18. DEFAULT; REMEDIES
          18.1 Default. The occurrence of any of the following shall constitute an “Event of Default” by Tenant:
               (a) Tenant fails to pay Rent when due and such failure continues for five (5) days after Landlord provides written notice to Tenant that Rent was not received;
               (b) Tenant fails to deliver any subordination agreement requested by Landlord within the period described in Paragraph 16;
               (c) Tenant fails to deliver any estoppel certificate requested by Landlord within the period described in Paragraph 22;
               (d) Tenant Transfers or attempts to Transfer this Lease without complying with the provisions of Paragraph 15;
               (e) Tenant fails to observe and perform any other provision of this Lease to be observed or performed by Tenant, where such failure continues for twenty (20) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of the default is such that the same cannot reasonably be cured within said twenty (20) day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion;
               (f) Tenant abandons the Premises without continuing to pay Rent when due; or
               (g) The making by Tenant of any general assignment or general arrangement for the benefit of creditors; the filing by or against Tenant of a petition seeking relief under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); the appointment of a trustee or receiver to take possession of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where such seizure is not discharged within thirty (30) days.

          18.2 Remedies. Upon the occurrence of an Event of Default, Landlord may, at any time thereafter exercise the following remedies, which shall be in addition to any other rights or remedies now or hereafter available to Landlord at law or in equity:
               (a) Maintain this Lease in full force and effect and recover Rent as it becomes due, without terminating Tenant’s right to possession irrespective of whether Tenant shall have abandoned the Premises. In the event Landlord elects not to terminate the Lease, Landlord shall have the right to attempt to relet the Premises at such rent and upon such conditions and for such a term, and to do all acts necessary to maintain or preserve the Premises as Landlord deems reasonable and necessary without being deemed to have elected to terminate the Lease, including removal of all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. In the event any such reletting occurs, rents received by Landlord from such subletting shall be applied (i) first, to the payment of the costs of maintaining, preserving, altering and preparing the Premises for subletting and other costs of subletting, including but not limited to brokers’ commissions, attorneys’ fees and expenses of removal of Tenant’s personal property, trade fixtures, alterations and leasehold improvements; (ii) second, to the payment of Rent then due and payable; (iii) third, to the payment of future Rent as the same may become due and payable hereunder; and (iv) fourth, the balance, if any, shall be paid to Tenant upon (but not before) expiration of the term of this Lease. If the rents received by Landlord from such subletting, after application as provided above, are insufficient in any month to pay the Rent due and payable hereunder for such month, Tenant shall pay such deficiency to Landlord monthly upon demand. Notwithstanding any such subletting for Tenant’s account without termination, Landlord may at any time thereafter, by written notice to Tenant, elect to terminate this Lease by virtue of a previous Event of Default. During the continuance of an Event of Default, for so long as Landlord does not terminate Tenant’s right to possession of the Premises, Landlord shall not unreasonably withhold its consent to an assignment of this Lease or a sublease of the Premises as set forth in Paragraph 15.2 — “Reasonable Consent”.
               (b) Terminate Tenant’s right to possession of the Premises at any time by written notice to Tenant, in which case Tenant shall immediately surrender possession of the Premises to Landlord. Tenant expressly acknowledges that in the absence of such written notice from Landlord, no other act of Landlord, including, but not limited to, its re-entry into the Premises, its efforts to relet the Premises, its reletting of the Premises for Tenant’s account, its storage of Tenant’s personal property and trade fixtures, its acceptance of keys to the Premises from Tenant or its exercise of any other rights and remedies under this Paragraph 18.2, shall constitute an acceptance of Tenant’s surrender of the Premises or constitute a termination of this Lease or of Tenant’s right to possession of the Premises. If Landlord terminates Tenant’s right to possession in writing, Landlord shall be entitled to recover from Tenant all damages as provided in California Civil Code Section 1951.2 or any other applicable existing or future law, ordinance or regulation providing for recovery of damages for such breach, including but not limited to the following:
                    (1) The reasonable cost of recovering the Premises; plus
                    (2) The reasonable cost of removing Tenant’s alterations, trade fixtures and Above-Standard Improvements; plus

                    (3) All unpaid Rent due or earned hereunder prior to the date of termination, less the proceeds of any reletting or any rental received from subtenants prior to the date of termination applied as provided in subsection (a) above, together with interest at the Default Rate, on such sums from the date such Rent is due and payable until the date of the award of damages; plus
                    (4) The amount by which the Rent which would be payable by Tenant hereunder, including Operating Cost Payments as reasonably estimated by Landlord, from the date of termination until the date of the award of damages exceeds the amount of such rental loss Tenant proves could have been reasonably avoided, together with interest at the Default Rate on such sums from the date such Rent is due and payable until the date of the award of damages; plus
                    (5) The amount by which the Rent which would be payable by Tenant hereunder, including Operating Cost Payments, as reasonably estimated by Landlord, for the remainder of the then term, after the date of the award of damages exceeds the amount of such rental loss as Tenant proves could have been reasonably avoided, discounted at the discount rate published by the Federal Reserve Bank of San Francisco for member banks at the time of the award plus one percent (1%); plus
                    (6) Such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.
               (c) During the continuance of an Event of Default, Landlord may enter the Premises without terminating this Lease and remove all Tenant’s personal property, and trade fixtures from the Premises. If Landlord removes such property from the Premises and stores it at Tenant’s risk and expense, and if Tenant fails to pay the cost of such removal and storage after written demand therefor and/or to pay any Rent then due, after the property has been stored for a period of thirty (30) days or more Landlord may sell such property at public or private sale, in the manner and at such times and places as Landlord in its sole discretion deems commercially reasonable following reasonable notice to Tenant of the time and place of such sale. The proceeds of any such sale shall be applied first to the payment of the expenses for removal and storage of the property, preparation for and conducting such sale, and attorneys’ fees and other legal expenses incurred by Landlord in connection therewith, and the balance shall be applied as provided in subsection (a) above.
                    Tenant hereby waives all claims for damages that may be caused by Landlord’s reentering and taking possession of the Premises or removing and storing Tenant’s personal property pursuant to this Paragraph, and Tenant shall hold Landlord harmless from and against any loss, cost or damage resulting from any such act. No reentry by Landlord shall constitute or be construed as a forcible entry by Landlord.
               (d) Landlord may cure the Event of Default at Tenant’s expense. If Landlord pays any sum or incurs any expense in curing the Event of Default, Tenant shall reimburse Landlord upon demand for the amount of such payment or expense with interest at the Default Rate from the date the sum is paid or the expense is incurred until Landlord is reimbursed by Tenant.

          18.3 Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges. Accordingly, if any installment of Base Rent or Operating Costs Payments is not received by Landlord or Landlord’s designee within five (5) days of the date such amount shall be due, or if any installment of other Rent is not received by Landlord or Landlord’s designee on or before the date such amount shall be due, Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant’s default with respect to such overdue amount nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.
          18.4 Interest. In addition to the late charges referred to above which are intended to defray Landlord’s costs resulting from late payments, any late payment of Rent shall, at Landlord’s option, bear interest from the due date of any such payment to the date the same is paid at the Default Rate, provided, however, that if Landlord imposes a late charge on any overdue payment, such overdue payment shall not begin to bear interest under this Paragraph 18.4 until thirty (30) days after the due date thereof.
          18.5 Default by Landlord. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to any mortgagee, trustee or ground lessor of the Project (each a “Holder”) whose name and address shall have theretofore been furnished to Tenant in writing, specifying that Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord’s obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.
     19. PARKING
          Tenant and Tenant’s employees, invitees and customers shall have the right to use the parking areas of the Building free of any charge subject to such regulations and charges as Landlord shall adopt from time to time, and subject to the right of Landlord to restrict the use by Tenant and Tenant’s Representatives when in the sole judgment of Landlord such use is excessive for the parking area in relationship to the reasonable use required by other Tenants. If Landlord becomes obligated under applicable laws or regulations or any other directive of any governmental or quasi-governmental authority to pay or assess fees or charges for parking in the Building’s parking area, Tenant shall pay such amounts to Landlord as additional Rent.
     20. RELOCATION OF PREMISES
          20.1 Conditions. For the purpose of maintaining an economical and proper distribution of Tenants throughout Bishop Ranch acceptable to Landlord, Landlord shall have the one (1) time right after the 36th month of the term of this Lease to relocate Tenant within Bishop Ranch, subject to the following terms and conditions:

               (a) The rentable and usable areas of the new Premises must be of substantially equal size to the existing Premises (a variation of up to ten percent (10%) is permitted provided the Base Rent payable under this Lease is not increased);
               (b) Landlord shall pay the cost of providing tenant improvements in the new Premises comparable to the tenant improvements in the existing Premises;
               (c) Landlord shall pay the expenses reasonably incurred by Tenant to move to the new Premises, plus Tenant’s costs of door lettering, telephone relocation and reasonable quantities of new stationery;
          20.2 Notice. Landlord shall deliver to Tenant written notice of Landlord’s election to relocate Tenant, specifying the new location and the amount of Base Rent payable for the new Premises at least six (6) months prior to the date the relocation is to be effective. If the location of the new Premises is not reasonably acceptable to Tenant, Tenant for a period of fifteen (15) days after receipt of Landlord’s relocation notice, shall have the right (by delivering written notice to Landlord) to terminate this Lease. If Tenant so notifies Landlord, Landlord, at its option, may withdraw its relocation notice, in which event this Lease shall continue and Tenant shall not be relocated, or accept Tenant’s termination notice, in which event this Lease shall terminate effective as of the date the relocation was to be effective.
     21. MORTGAGEE PROTECTION.
          Tenant agrees to give any Holder, by registered mail, a copy of any notice of default served upon the Landlord, provided that prior to such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the address of such Holder. If Landlord shall have failed to cure such default within the time period set forth in Paragraph 18.5 the Holder shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default (including the time necessary to foreclose or otherwise terminate its Encumbrance, if necessary to effect such cure), and this Lease shall not be terminated so long as such remedies are being diligently pursued.
     22. ESTOPPEL CERTIFICATES.
          (a) Upon ten (10) days’ notice from Landlord, Tenant shall execute and deliver to Landlord, in form provided by or satisfactory to Landlord, a certificate stating that this Lease is in full force and effect, describing any amendments or modifications hereto, acknowledging that this Lease is subordinate or prior, as the case may be, to any Encumbrance and stating any other information Landlord may reasonably request, including the term of this Lease, the monthly Base Rent, the estimated Operating Cost Payments, the date to which Rent has been paid, the amount of any security deposit or prepaid Rent, whether either party hereto is in default under the terms of the Lease, whether Landlord has completed its construction obligations hereunder and any other information reasonably requested by Landlord. Any person or entity purchasing, acquiring an interest in or extending financing with respect to the Project shall be entitled to rely upon any such certificate.

          (b) Tenant’s failure to deliver such statement within such time shall be conclusive upon Tenant:
               (1) That this Lease is in full force and effect, without modification except as may be represented by Landlord;
               (2) That there are no uncured defaults in Landlord’s performance; and
               (3) That not more than one month’s Rent has been paid in advance; and
               (4) That Landlord has completed its construction obligations.
          (c) If Landlord desires to finance or refinance the Building, or any part thereof, Tenant hereby agrees to deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such lender. Such statements shall include the past three years’ financial statements of Tenant. All such financial statements shall be received by Landlord in confidence and shall be used only for the purposes herein set forth.
     23. SURRENDER, HOLDING OVER
          23.1 Surrender. Upon the expiration or termination of this Lease, Tenant shall surrender the Premises to Landlord in its original condition, except for reasonable wear and tear and damage from casualty or condemnation; provided, however, that prior to the expiration or termination of this Lease Tenant shall remove from the Premises all Tenant’s personal property, trade fixtures, alterations and other Above-Standard Improvements that Tenant has the right or is required by Landlord to remove under the provisions of this Lease. Tenant shall also be responsible for removal of all telephone cables and wires that did not exist upon possession of the Premises, CRT, data and telephone equipment, and any other form of cabling that exists in Tenant’s space that did not exist upon possession of the Premises. If any of such removal is not completed at the expiration or termination of this Lease, Landlord may remove the same at Tenant’s expense. Any damage to the Premises or the Building caused by such removal shall be repaired promptly by Tenant or, if Tenant fails to do so, Landlord may do so at Tenant’s expense, in which event Tenant shall immediately reimburse Landlord for such expenses together with interest at the Default rate until so paid. Tenant’s obligations under this Paragraph shall survive the expiration or termination of this Lease. Upon expiration or termination of this Lease or of Tenant’s possession, Tenant shall surrender all keys to the Premises or any other part of the Building and shall make known to Landlord the combination of locks on all safes, cabinets and vaults that may be located in the Premises.
          23.2 Holding Over. If Tenant remains in possession of the Premises after the expiration or termination of this Lease, Tenant’s continued possession shall be on the basis of a tenancy at the sufferance of Landlord, and Tenant shall continue to comply with or perform all the terms and obligations of the Tenant under this Lease, except that the Base Rent during Tenant’s holding over shall be one hundred fifty percent (150%) of the monthly Base Rent payable in the last month prior to the termination or expiration hereof. Tenant shall indemnify and hold Landlord harmless from and against all claims, liability, damages, costs or expenses, including reasonable attorneys fees and costs of defending the same, incurred by Landlord and arising directly or indirectly from Tenant’s failure to timely surrender the Premises, including (i) any loss, cost, penalties, or damages, including lost profits, claimed by any prospective tenant of the Premises, and (ii) Landlord’s damages as a result of such prospective tenant rescinding or refusing to enter into the prospective lease of the Premises by reason of such failure to timely surrender the Premises.
     24. HAZARDOUS MATERIALS
               Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances or materials. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Project any such materials or substances except to use in the ordinary course of Tenant’s business, and then only after written notice is given to Landlord of the identity of such substances or materials. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., any applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous materials, then Tenant shall promptly notify Landlord of the same, and the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges if such requirement applies to the Premises. Landlord shall have the right, but not the obligation, to enter the Premises at any reasonable time to perform any required testing, to confirm Tenant’s compliance with the provisions of this Paragraph, and to perform Tenant’s obligations under this Paragraph if Tenant has failed to do so. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord’s request concerning Tenant’s best knowledge and belief regarding the presence of hazardous substances or materials on the Premises. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in this Lease from any release of hazardous materials on the Premises occurring while Tenant is in possession, or elsewhere if caused by Tenant or persons acting under Tenant. The within covenants shall survive the expiration or earlier termination of the lease term.
     25. MISCELLANEOUS
          25.1 Attornment. Upon any transfer by Landlord of Landlord’s interest in the Premises or the Building (other than a transfer for security purposes only), Tenant agrees to attorn to any transferee or assignee of Landlord.
          25.2 Captions; Attachments; Defined Terms
               (a) The captions of the paragraphs of this Lease are for convenience only and shall not be deemed to be relevant in resolving any question of interpretation or construction of any paragraph of this Lease. The provisions of this Lease shall be construed in accordance with the fair meaning of the language used and shall not be strictly construed against either party. When required by the contents of this Lease, the singular includes the plural. Wherever the term “including” is used in this Lease, it shall be interpreted as meaning “including, but not limited to,” the matter or matters thereafter enumerated.

               (b) Exhibits attached hereto, and addenda and schedules initialed by the parties, are deemed to constitute part of this Lease and are incorporated herein.
               (c) The words “Landlord” and “Tenant” as used herein, shall include the plural as well as the singular. Words used in neuter gender include the masculine and feminine and words in the masculine or feminine gender include the neuter. The obligations of this Lease as to a Tenant which consists of husband and wife shall extend individually to their sole and separate property as well as community property.
          25.3 Entire Agreement. This Lease along with any exhibits and attachments hereto constitutes the entire agreement between Landlord and Tenant relative to the Premises, and this Lease and the exhibits and attachments may be altered, amended or revoked only by instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves and their agents or representatives relative to the leasing of the Premises are merged in or revoked by this Lease.
          25.4 Severability. lf any term or provision of this Lease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforceable to the fullest extent permitted by law.
          25.5 Costs of Suit
               (a) If Tenant or Landlord brings any action for the enforcement or interpretation of this Lease, including any suit by Landlord for the recovery of Rent or possession of the Premises, the losing party shall pay to the prevailing party a reasonable sum for attorneys’ fees. The “prevailing party” will be determined by the court before whom the action was brought based upon an assessment of which party’s major arguments or positions taken in the suit or proceeding could fairly be said to have prevailed over the other party’s major arguments or positions on major disputed issues in the court’s decision.
               (b) Should Landlord, without fault on Landlord’s part, be made a party to any litigation instituted by Tenant or by any third party against Tenant, or by or against any person holding under or using the Premises by license of Tenant, or for the foreclosure of any lien for labor or material furnished to or for Tenant or any such other person or otherwise arising out of or resulting from any act or transaction of Tenant or of any such other person, Tenant covenants to save and hold Landlord harmless from any judgment rendered against Landlord or the Premises or any part thereof, and all costs and expenses, including reasonable attorneys’ fees, incurred by Landlord in or in connection with such litigation.
          25.6 Time; Joint and Several Liability. Time is of the essence of this Lease and each and every provision hereof, except as to the conditions relating to the delivery of possession of the Premises to Tenant. All the terms, covenants and conditions contained in this Lease to be performed by either party, if such party shall consist of more than one person or organization, shall be deemed to be joint and several, and all rights and remedies of the parties shall be cumulative and nonexclusive of any other remedy at law or in equity.

               25.7 Binding Effect; Choice of Law. The parties hereto agree that all provisions hereof are to be construed as both covenants and conditions as though the words imparting such covenants and conditions were used in each separate paragraph hereof. Subject to any provisions hereof restricting assignment or subletting by Tenant, all of the provisions hereof shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. This Lease shall be governed by the laws of the State of California.
               25.8 Waiver. No covenant, term or condition or the breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver or breach of any covenant, term or condition shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition. Acceptance by Landlord of any performance by Tenant after the time the same shall have become due shall not constitute a waiver by Landlord of the breach or default of any covenant, term or condition unless otherwise expressly agreed to by Landlord in writing.
               25.9 Force Majeure. In the event Landlord is delayed, interrupted or prevented from performing any of its obligations under this Lease, including its obligations under the Work Letter, and such delay, interruption or prevention is due to fire, act of God, governmental act, strike, labor dispute, unavailability of materials or any other cause outside the reasonable control of Landlord, then the time for performance of the affected obligations of Landlord shall be extended for a period equivalent to the period of such delay, interruption or prevention. Each day of delay under this Subsection shall result in one (1) Scheduled Commencement Adjustment Day.
               25.10 Landlord’s Liability. The term “Landlord”, as used in this Lease, shall mean only the owner or owners of the Project at the time in question. Notwithstanding any other term or provision of this Lease, the liability of Landlord for its obligations under this Lease is limited solely to Landlord’s interest in the Project as the same may from time to time be encumbered, and no personal liability shall at any time be asserted or enforceable against any other assets of Landlord or against Landlord’s stockholders, directors, officers or partners on account of any of Landlord’s obligations or actions under this Lease. In addition, in the event of any conveyance of title to the Building or the Project, then from and after the date of such conveyance, Landlord shall be relieved of all liability with respect to Landlord’s obligations to be performed under this Lease after the date of such conveyance. Upon any conveyance of title to the Building or the Project, the grantee or transferee, by accepting such conveyance, shall be deemed to have assumed Landlord’s obligations to be performed under this Lease from and after the date of transfer, subject to the limitations on liability set forth above in this Paragraph 25.10. In no event will Landlord be liable under this Lease for consequential or indirect damages or loss of profits.
               25.11 Consents and Approvals. Wherever the consent, approval, judgment or determination of Landlord is required or permitted under this Lease, Landlord may exercise its good faith business judgment in granting or withholding such consent or approval or in making such judgment or determination without reference to any extrinsic standard of reasonableness, unless the provision providing for such consent, approval, judgment or determination specifies that Landlord’s consent or approval is not to be unreasonably withheld, or that such judgment or determination is to be reasonable, or otherwise specifies the standards under which Landlord may withhold its consent. If it is determined that Landlord failed to give its consent where it was required to do so under this Lease, Tenant shall be entitled to specific performance but not to monetary damages for such failure, unless Landlord withheld its consent maliciously and in bad faith.
               The review and/or approval by Landlord of any item to be reviewed or approved by Landlord under the terms of this Lease or any Exhibits hereto shall not impose upon Landlord any liability for accuracy or sufficiency of any such item or the quality or suitability of such item for its intended use. Any such review or approval is for the sole purpose of protecting Landlord’s interest in the Project under this Lease, and no third parties, including Tenant or Tenant’s Representatives or any person or entity claiming by, through or under Tenant, shall have any rights hereunder.
          25.12 Signs. Tenant shall not place or permit to be placed in or upon the Premises where visible from outside the Premises or any part of the Building, any signs, notices, drapes, shutters, blinds or displays of any type without the prior consent of Landlord. Landlord at Landlord’s sole cost and expense shall include Tenant in the Building directories located in the Building. Landlord reserves the right in Landlord’s sole discretion to place and locate on the roof, exterior of the Building, and in any area of the Building not leased to Tenant such signs, notices, displays and similar items as Landlord deems appropriate in the proper operation of the Building. Tenant shall have the right to Landlord’s standard monument signage, signage on the Building directories and on their entry doors. The cost of all signage is to be paid for by Tenant.
          25.13 Rules and Regulations. Tenant and Tenant’s Representatives shall observe and comply fully and faithfully with all reasonable and nondiscriminatory rules and regulations adopted by Landlord for the care, protection, cleanliness and operation of the Building and its tenants including those annexed to this Lease as Exhibit D and any modification or addition thereto adopted by Landlord, provided Landlord shall give written notice thereof to Tenant. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Building of any of said rules and regulations.
          25.14 Notices. All notices or demands of any kind required or desired to be given by Landlord or Tenant hereunder shall be in writing and shall be personally delivered to an officer of the Tenant, sent in the United States mail, certified or registered, postage prepaid, or sent by private messenger with return receipt, addressed to the Landlord or Tenant respectively at the addresses set forth below:

Landlord:	Tenant:

SDC 7 One Annabel Lane Suite 201 San Ramon, CA 94583	Attn: John Truchard Reply! Inc. 12667 Alcosta Blvd., Suite 200 San Ramon, CA 94583
or such other address as shall be established by notice to the other pursuant to this paragraph. Notices personally delivered or delivered by private messenger shall be deemed delivered when received at the address for such party designated pursuant to this paragraph. Notices sent by mail shall be deemed delivered on the earlier of the third business day following deposit thereof with the United States Postal Service or the delivery date shown on the return receipt prepared in connection therewith. Notwithstanding the foregoing, Landlord shall have the right, upon notice to Tenant thereof, to eliminate personal delivery as an effective means of notice hereunder.
          25.15 Authority. If Tenant is a corporation or a partnership, each individual executing this Lease on behalf of Tenant represents and warrants that Tenant is a duly organized and validly existing entity, the persons signing on behalf of Tenant, are duly authorized to execute and deliver this Lease on behalf of Tenant and this Lease is binding upon Tenant in accordance with its terms. If Tenant is a corporation, Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of a resolution of the board of directors of said corporation authorizing or ratifying the execution of this Lease.
          25.16 Lease Guaranty. Intentionally Deleted.
          25.17 Brokers. Tenant warrants and represents to Landlord that in the negotiating or making of this Lease neither Tenant nor anyone acting on its behalf has dealt with any real estate broker or finder who might be entitled to a fee or commission for this Lease other than Mohr Partners, whose commission is to be paid by Landlord. Tenant agrees to indemnify and hold Landlord harmless from any claim or claims, including costs, expenses and attorney’s fees incurred by Landlord asserted by any other broker or finder for a fee or commission based upon any dealings with or statements made by Tenant or its agents, employees or representatives.
          25.18 Reserved Rights. Landlord retains and shall have the rights set forth below, exercisable without notice and without liability to Tenant for damage or injury to property, person or business and without effecting an eviction, constructive or actual, or disturbance of Tenant’s use or possession of the Premises or giving rise to any claim for set-off or abatement of Rent, to reduce, increase, enclose or otherwise change at any time and from time to time the size, number, location, layout and nature of the common areas and facilities and other tenancies and premises in the Project and to create additional rentable areas through use or enclosure of common areas.
          25.19 Option to Extend. Subject to the provisions of this Subsection 25.18, Landlord hereby grants Tenant one (1) Option to Extend the Term of this Lease for a period of five (5) years. Tenant’s notice of its election to exercise the Option to Extend must be given to Landlord in writing no sooner than twelve (12) months and no later than nine (9) months prior to the expiration date of the Term.
               (a) Rent. Base Rent for the Option period shall be set at Fair Market Value as described in (b) below.
               (b) Fair Market Value. The Term “Fair Market Value” used in this Lease shall mean the annual rental rate being charged in the general area of the buildings in San Ramon, Pleasanton and Dublin for space in like size buildings and comparable to the space for which Fair Market Value is to be determined, taking into consideration use, location and floor level within the applicable building, the location, size of tenancy, quality and age of the building, the definition of rentable area or net rentable area, as the case may be, rental concessions for renewal tenants, the date the particular rate under consideration became effective, the term of the lease under consideration, the extent of services provided thereunder, applicable distinctions between “gross” leases and “net” leases, expense stop figures for escalation purposes, and other adjustments to base rental, with respect to which such rental rates are computed for renewal tenants.
               (c) Within thirty (30) days following Tenant’s notice to Landlord to extend the term of this Lease, Landlord shall notify Tenant of the proposed Fair Market Value. Tenant shall have thirty (30) days following receipt of Landlord’s notice in which to:
                    (1) accept such determination; or
                    (2) elect to have such determination made by arbitration as described below; or
                    (3) withdraw its notice of exercise of Option to Extend.
                    If Tenant fails to notify Landlord of its election within said thirty (30) day period, Tenant shall be deemed conclusively to have withdrawn its notice of exercise of Option to Extend the Lease and the Lease shall terminate on the Term Expiration Date as if such notice was never given. If Tenant elects to have such determination made by arbitration, then:
                    (i) within ten (10) days after Landlord receives Tenant’s notice of its election to have such determination made by arbitration, Landlord and Tenant shall each appoint and employ, at its cost, a real estate appraiser (who shall be licensed in the state where the Premises are located and be a member of the American Institute of Real Estate Appraisers (MAI) with at least ten (10) years of full time commercial appraisal and real estate marketing experience in the immediate area where the Premises are located) to appraise and establish the Fair Market Value.
                    (ii) The two appraisers, thus appointed, shall meet promptly and attempt to agree upon and designate a third appraiser meeting the qualifications set forth above within ten (10) days after the date of appointment of the last of the two appraisers.
                    (iii) If the two appraisers are unable to agree on the third appraiser, either of the parties, after giving five (5) days’ notice to the other, shall request the American Arbitration Association in the county in which the Premises are located to appoint such independent third appraiser who shall be of similar affiliation or background of the appraisers aforementioned. Each of the parties shall bear one-half of the cost of the appointment of the third appraiser and of the third appraiser’s fee.
                    (iv) Within thirty (30) days after the selection of the third appraiser, a majority of the appraisers shall agree upon the Fair Market Value. If a majority of the appraisers are unable to agree within the stipulated time, then each appraiser shall render his/her separate appraisal within such time, and the three appraisals shall be averaged in order to establish such rate; provided, however, if the low appraisal and/or the high appraisal are more than ten (10%) percent lower and/or higher than the middle appraisal, the low appraisal and/or high appraisal shall be disregarded. If only one appraisal is disregarded, the remaining two appraisals shall be averaged in order to establish such Fair Market Value. If both the low appraisal and the high appraisal are disregarded, the middle appraisal shall establish the Fair Market Value. After the Fair Market Value has been established, the appraisers shall immediately notify the parties in writing.

                    (d) Notice. In the event Tenant does not provide Landlord with written notice of its intent to exercise this Option to Extend within the aforementioned time frame, Tenant shall be deemed to have waived its Option to Extend.
                    (e) Option is Personal. Except as permitted in Section 15 of this Lease, the Option to Extend is Personal to the Tenant executing this Lease and is otherwise not assignable or transferable, except to an affiliate of Tenant.

Landlord and Tenant have executed this Lease on the date and year set forth at the beginning of this Lease.

Landlord:		Tenant:

SDC 7,		Reply! Inc.,
a California partnership		a California corporation

By:	/s/	By:	/s/ Frank Siskowski

Title:	CONTROLLER	Title:	July 25, 2006

By:	/s/	By:

Title:	V P-FINANCE	Title:

EXHIBIT A

39,413 RSF
Bishop Ranch 15, Building BB
12667 Alcosta Blvd., Suite 200
San Ramon, CA 94583

EXHIBIT B
WORK LETTER
INTENTIONALLY DELETED

EXHIBIT C
AS BUILT DRAWINGS
TO BE PROVIDED

EXHIBIT D
RULES AND REGULATIONS
     1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed, affixed or otherwise displayed by Tenant on or to any part of the outside or inside of the Building or the Premises without the prior written consent of Landlord and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord. Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises; provided, however that Tenant may request Landlord to furnish and install a building standard window covering at all exterior windows at Tenant’s cost. Tenant shall not install any radio or television antenna, loud speaker, or other device on or about the roof area or exterior walls of the Building.
     2. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by Tenant or used by it for any purpose other than for ingress to and egress from the Premises. The halls, passages, exits, entrances, elevators, stairways, balconies and roof are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of the Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to the common areas by persons with whom Tenant normally deals in the ordinary course of its business unless such persons are engaged in illegal activities. In no event may Tenant go upon the roof of the Building.
     3. Landlord will furnish Tenant with 200 keys to the Premises, free of charge. Additional keys shall be obtained only from Landlord and Landlord may make a reasonable charge for such additional keys. No additional locking devices shall be installed in the Premises by Tenant, nor shall any locking devices be changed or altered in any respect without the prior written consent of Landlord. All locks installed in the Premises excluding Tenant’s vaults and safes, or special security areas (which shall be designated by Tenant in a written notice to Landlord), shall be keyed to the Building master key system. Landlord may make reasonable charge for any additional lock or any bolt (including labor) installed on any door of the Premises. Tenant, upon the termination of its tenancy, shall deliver to Landlord all keys to doors in the Premises.
     4. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be deposited therein and Tenant shall bear the expense of any breakage, stoppage or damage resulting from its violation of this rule.

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     5. Tenant shall not overload the floor of the Premises or mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof. No boring, cutting or stringing of wires or laying of linoleum or other similar floor coverings or installation of wallpaper or paint shall be permitted except with the prior written consent of the Landlord and as the Landlord may direct.
     6. Tenant may use the freight elevators in accordance with such reasonable scheduling as Landlord shall deem appropriate. Tenant shall schedule with Landlord, by written notice given no less than forty-eight (48) hours in advance, its move into or out of the Building which moving shall occur after 5:30 p.m. or on weekend days if required by Landlord; and Tenant shall reimburse Landlord within thirty (30) days of receipt of written notice for any additional security or other charges incurred by Landlord as a consequence of such moving. The persons employed by Tenant to move equipment or other items in or out of the Building must be acceptable to Landlord. The floors, corners and walls of elevators and corridors used for moving of equipment or other items in or out of the Project must be adequately covered, padded and protected and, Landlord may provide such padding and protection at Tenant’s expense if Landlord determines that such measures undertaken by Tenant or Tenant’s movers are inadequate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment or furnishings brought into the Building and also the times and manner of moving the same in or out of the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant. There shall not be used in any space, or in the public halls of the Building, either by any Tenant or others, any hand trucks except those equipped with rubber tires and side guards.
     7. Tenant shall not employ any person or persons other than the janitor of Landlord for the purpose of cleaning the Premises unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by reason of Tenant’s carelessness or indifference in the preservation of good order and cleanliness. Landlord shall in no way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitor or any other employee or any other person. Janitor service will not be furnished on nights when rooms are occupied after 9:30 p.m. Window cleaning shall be done only by Landlord.
     8. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or flammable, combustible or noxious fluid or material, or use any method of heating or air conditioning other than that supplied by Landlord. Tenant shall not use, keep or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building. Tenant shall not make or permit to

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be made any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring Buildings or premises or those having business with them whether by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way.
     9. The Premises shall not be used for the storage of merchandise except as such storage may be incidental to the use of the Premises for general office purposes. Tenant shall not occupy or permit any portion of the Premises to be occupied for the manufacture or sale of liquor, narcotics, or tobacco in any form. The Premises shall not be used for lodging or sleeping or for any illegal purposes. No cooking shall be done or permitted by Tenant on the Premises, except that use by Tenant of Underwriters’ Laboratory approved portable equipment for brewing coffee, tea and similar beverages and of microwave ovens approved by Landlord shall be permitted provided that such use is in accordance with all applicable federal, state and local laws, codes, ordinances, rules and regulations.
     10. Landlord will direct electricians as to where and how telephone wires and any other cables or wires are to be installed. No boring or cutting for cables or wires will be allowed without the consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.
     11. Tenant shall not lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by the Landlord. Tenant shall bear the expense of repairing any damage resulting from a violation of this rule or removal of any floor covering.
     12. No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators, except between such hours and in such elevators as shall be designated by Landlord. In its use of such, Tenant shall not obstruct or permit the obstruction of walkways, ingress and egress to the Building and tenant spaces and at no time shall Tenant park vehicles which will create traffic and safety hazards or create other obstructions.
     13. On Saturdays, Sundays and legal holidays all day, and on other days between the hours of 7:00 p.m. and 7:00 a.m. the following day, access to the Building or to the halls, corridors, elevators, or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to the person or employee of the Building in charge and has a pass or is properly identified. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. Tenant assumes all responsibility for protecting its Premises from theft, robbery and pilferage. In case of invasion, mob, riot, public excitement, or other commotion, the Landlord reserves the right to prevent access to the Building during the continuance of the same by closing the doors or otherwise, for the safety of the Tenants and protection of property in the Building and the Building. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building on Saturdays, Sundays and legal holidays all day, and on other days between the hours of 7:00 p.m. and 7:00 a.m. and during such further hours as Landlord may deem advisable for the adequate

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protection of said Building and the property of its tenants, and to implement such additional security measures as Landlord deems appropriate for such purposes. The cost of such additional security measures, as reasonably allocated by Landlord to Tenant, shall be reimbursed by Tenant within thirty (30) days after receipt of Landlord’s demand therefor.
     14. Tenant shall see that the doors of the Premises are closed and securely locked before leaving the Building and must observe strict care and caution that all water faucets, water apparatus and utilities are entirely shut off before Tenant or Tenant’s employees leave the Building, and that all electricity shall likewise be carefully shut off, so as to prevent waste or damage and for any default or carelessness Tenant shall make good all injuries sustained by other tenants or occupants of the Building or Landlord. On multiple-tenancy floors, all tenants shall keep the doors to the Building corridors closed at all times except for ingress and egress, and all tenants shall at all times comply with any rules and orders of the fire department with respect to ingress and egress.
     15. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.
     16. Landlord shall attend to the requests of Tenant after notice thereof from Tenant by telephone, in writing or in person at the Office of the Landlord. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from the Landlord.
     17. No vending machine or machines of any description shall be installed, maintained or operated upon the Premises without the written consent of the Landlord.
     18. Tenant agrees that it shall comply with all fire and security regulations that may be issued from time-to-time by Landlord and Tenant also shall provide Landlord with the name of a designated responsible employee to represent Tenant in all matters pertaining to such fire or security regulations.
     19. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of those Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Project.
     20. Canvassing, soliciting, peddling or distribution of handbills or other written material in the Building and Project is prohibited and Tenant shall cooperate to prevent same.
     21. Landlord reserves the right to (i) select the name of the Project and Building and to make such change or changes of name, street address or suite numbers as it may deem appropriate from time to time, (ii) grant to anyone the exclusive right to conduct any business or render any service in or to the Building and its tenants, provided such exclusive right shall not

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operate to require Tenant to use or patronize such business or service or to exclude Tenant from its use of the Premises expressly permitted in the Lease, and (iii) reduce, increase, enclose or otherwise change at any time and from time to time the size, number, location, layout and nature of the common areas and facilities and other tenancies and premises in the Project and to create additional rentable areas through use or enclosure of common areas. Tenant shall not refer to the Project by any name other than the name as selected by Landlord (as same may be changed from time to time), or the postal address, approved by the United States Post Office. Without the written consent of Landlord, Tenant shall not use the name of the Building or Bishop Ranch Business Park in connection with or in promoting or advertising the business of Tenant or in any respect except as Tenant’s address. In the event Landlord changes the street address, Landlord shall provide Tenant with ninety (90) days’ prior written notice and Landlord shall reimburse Tenant the actual cost for the reprinting of a reasonable amount of Tenant’s stationery.
     22. Tenant shall store all its trash and garbage within the Premises until removal of same to such location in the Project as may be designated from time to time by Landlord. No material shall be placed in the Project trash boxes or receptacle if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the City of San Ramon without being in violation of any law or ordinance governing such disposal.
     23. Landlord shall furnish heating and air conditioning during the hours of 7:00 a.m. and 7:00 p.m., Monday through Friday, except for holidays. In the event Tenant requires heating and air conditioning during off hours, Saturdays, Sundays or holidays, Landlord shall on notice provide such services at the rate established by Landlord from time-to-time. Landlord shall have the right to control and operate the public portions of the Building and the public facilities, and heating and air conditioning, as well as facilities furnished for the common use of the Tenants, in such manner as it deems best for the benefit of the Tenants generally.
     24. The directory of the Building will be provided for the display of the name and location of tenants and Landlord reserves the right to exclude any other names therefrom. Any additional name that Tenant shall desire to place upon the directory must first be approved by Landlord and, if so approved, a charge will be made for each such name.
     25. Except with the prior written consent of Landlord, Tenant shall not sell, or permit the sale from the Premises of, or use or permit the use of any sidewalk or common area adjacent to the Premises for the sale of newspapers, magazines, periodicals, theater tickets or any other goods, merchandise or service, nor shall Tenant carry on, or permit or allow any employee or other person to carry on, business in or from the Premises for the service or accommodation of occupants of any other portion of the Building, nor shall the Premises be used for manufacturing of any kind, or for any business or activity other than that specifically provided for in Tenant’s lease.

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     26. The word “Tenant” occurring in these Rules and Regulations shall mean Tenant and Tenant’s Representatives. The word “Landlord” occurring in these Rules and Regulations shall mean Landlord’s assigns, agents, clerks, employees and visitors.
ACKNOWLEDGED AND ACCEPTED:

Landlord:		Tenant:

By:	/s/	By:	/s/ Frank Siskowski

Date:	7-26-2006	Date:	7/25/06

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EXHIBIT E
JANITORIAL SPECIFICATIONS
The following specific janitorial services will be provided in accordance with provisions of Paragraph 7.1, Landlord’s Obligations:
OFFICE AREAS (DAILY)
1.	Empty all waste baskets and disposal cans, if liners used, replace as necessary.

2.	Spot dust desks, chairs, file cabinets, counters and furniture.

3.	Spot vacuum all carpets and walk-off mats; spot as necessary.

4.	Sweep all hard surface floors with treated dust mop.
OFFICE AREAS (WEEKLY)
1.	Vacuum carpets completely, including around base boards, etc.

2.	Perform low dusting of furniture.

3.	Dust window sills and ledges.
OFFICE AREAS (QUARTERLY)
1.	Perform all high dusting of doors, sashes, moldings, etc.

2.	Dust mini blinds as needed.
OFFICE AREA CORRIDORS AND LOBBIES (DAILY SERVICE)
1.	Vacuum carpets and dust mop any hard floors.

2.	Spot clean carpets of all spillage.

3.	Clean all thresholds.
OFFICE AREA CORRIDORS AND LOBBIES (WEEKLY)
1.	Perform all high dusting of doors, sashes, moldings, etc.

2.	Vacuum and clean all ceiling vents.

3.	Polish any metal railings, placards, etc.

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STAIRWAYS (DAILY)
1.	Sweep all hard surface steps.

2.	Dust banisters.
STAIRWAYS (WEEKLY)
1.	Sweep all hard surfaces.

2.	Spot mop all spills as needed.
RESTROOMS COMMON AREA (DAILY SERVICE)
1.	Empty all waste containers and replace liners as needed.

2.	Clean all metal, mirrors, and fixtures.

3.	Sinks, toilet bowls and urinals are to be kept free of scale.

4.	Clean all lavatory fixtures using disinfectant cleaners.

5.	Wash and disinfect underside and tops of toilet seats.

6.	Wipe down walls around urinals.

7.	Refill soap, towel, and tissue dispensers.

8.	Wet mop tile floors with disinfectant solution.

9.	Refill sanitary napkin machines as necessary.
RESTROOMS COMMON AREA (WEEKLY)
1.	Perform high dusting and vacuum vents.

2.	Use germicidal solution in urinal traps, lavatory traps, and floor drains.
RESTROOMS COMMON AREA (MONTHLY)
1.	Scrub floors with power machine.

2.	Wash down all ceramic tile and toilet compartments.
ELEVATORS (DAILY)
1.	Vacuum floors.

2.	Clean thresholds.

3.	Spot walls and polish surfaces.
GENERAL
All glass entry doors to offices, corridors, or lunch rooms are to be cleaned as necessary.

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EXHIBIT F
DOOR SIGN, DIRECTORY STRIP AND MAIL BOX REQUEST
1.	I, the undersigned hereby authorize Landlord to order one chrome door sign. The business name on it shall read: (All lettering must be left justified, no logos.)

_________________ (17 characters max)

_________________ (17 characters max)

_________________ (17 characters max)

2.	The lobby directory strip shall read:

_______________________ (23 characters max)

3.	The floor directory strip shall read:

_______________________ (23 characters max)

→ ↑ ← Arrow Direction? (Circle one)

4.	The mail box strip shall read:

5.	Daily Contact Name:

Phone: Fax:

Email:

Signed: /s/ Frank Siskowski Date: 7/25/06

Street Address:	12667 Alcosta Boulevard

Suite No:	200

Building:	BB

Complex:	Bishop Ranch 15

EXHIBIT G
COMMENCEMENT OF LEASE
It is hereby agreed to that pursuant to the terms and conditions of that certain Lease dated ____________, 2006 and between SDC 7 as Landlord and Reply! Inc. as Tenant, covering Premises located at 12667 Alcosta Boulevard, Suite 200, that
(a)	the “Commencement Date” is ____________, 200______

(b)	the “Expiration Date” thereof is 5:00 P.M. on ____________, 200______

(c)	Landlord shall hereby grant Tenant a Prior Occupancy Period from ______, 200____ through ______, 200___ and except for Section 3, all of the terms and conditions of the Lease shall be in full force and effect,

(d)	Rent shall commence on _________, 200___,

(e)	Landlord has delivered Substantial Completion of the Suite Improvements, and

(f)	except for punch list items, Landlord has completed its construction obligations.
ACKNOWLEDGED AND ACCEPTED:

Landlord:	Tenant:

By:	By:	/s/ Frank Siskowski

Date:	Date:	7/26/06

SDC 7
One Annabel Lane
Suite 201
San Ramon, California 94583
Tel 925/866-0100
Fax 925/866-1330
EXHIBIT G
COMMENCEMENT OF LEASE
It is hereby agreed to that pursuant to the terms and conditions of that certain Lease dated July 25, 2006 and between SDC 7 as Landlord and Reply! Inc. as Tenant, covering Premises located at 12667 Alcosta Boulevard, Suite 200, that
(a)	the “Commencement Date” is January 1, 2007,

(b)	the “Expiration Date” thereof is 5:00 P.M. on March 31, 2012,

(c)	Landlord, as of November 3, 2006, has granted Tenant Prior Occupancy of the Premises, and all of the terms and conditions of the Lease are in full force and effect,

(d)	Landlord has delivered Substantial Completion of the Suite Improvements, and except for punch list items, Landlord has completed its construction obligations.

ACKNOWLEDGED AND ACCEPTED:

Landlord:		Tenant:

By:	/s/	By:	/s/

Date:	Nov 8, 2006	Date:	11/8/06

Developing A Better Way Of Life Since Nineteen Fifty-One.

FIRST LEASE ADDENDUM
     THIS FIRST LEASE ADDENDUM IS MADE AND ENTERED INTO THIS 2nd DAY OF OCTOBER, 2006, BY AND BETWEEN SDC 7, A CALIFORNIA PARTNERSHIP (HEREINAFTER REFERRED TO AS “LANDLORD”) AND REPLY! INC., A CALIFORNIA CORPORATION (HEREINAFTER REFERRED TO AS “TENANT”).
     IT IS AGREED BETWEEN LANDLORD AND TENANT TO MODIFY THE LEASE DATED JULY 25, 2006 (HEREINAFTER REFERRED TO AS “LEASE”) IN THE FOLLOWING MANNER:
Section 3. RENT
     Subsection 3.1 Rent. The last sentence in the first paragraph of this Subsection is hereby amended to read as follows:
     Notwithstanding the foregoing, Base Rent will abated for the first three (3) full calendar months of this Lease, or Tenant, prior to occupancy of the Premises, may use up to two (2) months of the Rent abatement, ONE HUNDRED FIFTY-SEVEN THOUSAND SIX HUNDRED FIFTY-TWO AND 00/100 DOLLARS ($157,652.00), as an additional Suite Improvement Allowance. In the event Tenant elects to use any part of said two (2) months of Rent abatement as an additional Suite Improvement Allowance, said three (3) full calendar months of Rent abatement will be replaced by a Rent Credit equal to three (3) months of Base Rent less the amount Tenant has converted to an additional Suite Improvement Allowance, and said Rental Credit will be applied against Base Rent when it becomes due.
     With the exception of the modifications set out above, all other terms, covenants and agreements of the Lease shall remain in full force and effect.

Landlord:		Tenant:

SDC 7,		Reply! Inc.,
a California partnership		a California corporation

By:	/s/	By:	/s/

Title:	CFO	Title:	CEO

By:	/s/

Title:	CONTROLLER

Date:	10/2/06	Date:	9/27/06

Regarding:
Bishop Ranch 15, Building BB
12667 Alcosta Boulevard, Suite 200
San Ramon, CA 94583

SECOND LEASE ADDENDUM
     THIS SECOND LEASE ADDENDUM IS MADE AND ENTERED INTO THIS 11th DAY OF APRIL, 2008, BY AND BETWEEN SDC 7, A CALIFORNIA PARTNERSHIP (HEREINAFTER REFERRED TO AS “LANDLORD”) AND REPLY! INC., A CALIFORNIA CORPORATION (HEREINAFTER REFERRED TO AS “TENANT”).
     IT IS AGREED BETWEEN LANDLORD AND TENANT TO MODIFY THE LEASE DATED JULY 25, 2006, AND FIRST LEASE ADDENDUM DATED OCTOBER 2, 2006 (HEREINAFTER COLLECTIVELY REFERRED TO AS “LEASE”) IN THE FOLLOWING MANNER:
Section 2. TERM
     Subsection 2.1 Term. The expiration date of the term of this Lease is hereby extended from March 31, 2012 to May 31, 2012.
     Section 4. SECURITY DEPOSIT
     This section is hereby amended to include the following:
     Tenant and Landlord hereby agree that effective April 1, 2008 that Landlord shall draw down ONE HUNDRED FIFTY-SEVEN THOUSAND SIX HUNDRED FIFTY-TWO AND 00/100 DOLLARS ($157,652.00) from the above referenced Security Deposit of ONE HUNDRED EIGHTY-THREE THOUSAND NINE HUNDRED SEVENTY-TWO AND 34/100 DOLLARS ($183,972.34).
     The draw down shall be in two equal installments of SEVENTY-EIGHT THOUSAND EIGHT HUNDRED TWENTY-SIX AND 00/100 DOLLARS ($78,826.00) with the draw downs to be applied to Tenant’s Base Rent for the months of April and May 2008. Tenant hereby agrees to replenish the Security Deposit in two installments of SEVENTY-EIGHT THOUSAND EIGHT HUNDRED TWENTY-SIX AND 00/100 DOLLARS ($78,826.00) which shall be due and payable on July 20, 2008 and August 20, 2008.

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     With the exception of the modifications set out above, all other terms, covenants and agreements of the Lease shall remain in full force and effect.

Landlord:		Tenant:

SDC 7,		Reply! Inc.,
a California partnership		a California corporation

By:	/s/	By:	/s/

Title:	CFO	Title:	CEO

By:	/s/

Title:	CONTROLLER

Date:	4/11/08	Date:	4/8/08

Regarding:

Bishop Ranch 15, Building BB
12667 Alcosta Boulevard, Suite 200
San Ramon, CA 94583

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THIRD LEASE ADDENDUM
     THIS THIRD LEASE ADDENDUM IS MADE AND ENTERED INTO THIS 10th DAY OF NOVEMBER, 2008, BY AND BETWEEN SDC 7, A CALIFORNIA PARTNERSHIP (HEREINAFTER REFERRED TO AS “LANDLORD”) AND REPLY! INC., A CALIFORNIA CORPORATION (HEREINAFTER REFERRED TO AS “TENANT”).
     IT IS AGREED BETWEEN LANDLORD AND TENANT TO MODIFY THE LEASE DATED JULY 25, 2006, AND SECOND LEASE ADDENDUM DATED APRIL 11, 2008 (HEREINAFTER COLLECTIVELY REFERRED TO AS “LEASE”) IN THE FOLLOWING MANNER:
     Section 3. RENT
     Subsection 3.1 Rent. Effective November 1, 2008, the Base Rent shall hereby decrease from EIGHTY TWO THOUSAND ONE HUNDRED TEN AND 42/100 DOLLARS ($82,110.42) per month to FIFTY THOUSAND AND 00/100 DOLLARS ($50,000.00) per month.
     Subsection 3.2 Adjustments to Base Rent. Subsection (b) is hereby amended to read as follows:
          (b) Effective May 1, 2009 the Base Rent shall be adjusted to EIGHTY SEVEN THOUSAND THREE HUNDRED SEVENTEEN AND 52/100 DOLLARS $87,317.52 per month and effective October 1, 2009, the first day of the thirty fourth (34th) month of the Term of this Lease the Base Rent shall be adjusted from EIGHTY SEVEN THOUSAND THREE HUNDRED SEVENTEEN AND 52/100 DOLLARS ($87,317.52) per month to NINETY SEVEN THOUSAND ONE HUNDRED SEVENTY AND 77/100 DOLLARS ($97,170.77) per month.
     With the exception of the modifications set out above, all other terms, covenants and agreements of the Lease shall remain in full force and effect.

Landlord:		Tenant:

SDC 7,		REPLY!, INC.
a California Partnership		a California Corporation

By:	/s/	By:	/s/ W. Samuel Veazey

Title:	CFO	Title:	CFO

By:	/s/

Title:	CONTROLLER

Date:	11/10/08	Date:	11/3/08

Regarding:

Bishop Ranch 15, Building BB
12667 Alcosta Boulevard, Suite 200
San Ramon, CA 94583

FOURTH LEASE ADDENDUM
     THIS FOURTH LEASE ADDENDUM IS MADE AND ENTERED INTO THIS 24 DAY OF JUNE, 2009, BY AND BETWEEN SDC 7, A CALIFORNIA PARTNERSHIP (HEREINAFTER REFERRED TO AS “LANDLORD”) AND REPLY! INC., A CALIFORNIA CORPORATION (HEREINAFTER REFERRED TO AS “TENANT”).
     IT IS AGREED BETWEEN LANDLORD AND TENANT TO MODIFY THE LEASE DATED JULY 25, 2006, INCLUDING ALL ADDENDA TO THE LEASE UP TO AND INCLUDING THE THIRD LEASE ADDENDUM DATED NOVEMBER 10, 2008, (HEREINAFTER COLLECTIVELY REFERRED TO AS “LEASE”) IN THE FOLLOWING MANNER:
     Landlord and Tenant hereby agree that the Third Addendum to Lease dated November 10, 2008 shall hereinafter be rescinded and agree that the changes to Subsections 3.1 and 3.2 provided for in the Third Addendum to the Lease never took effect.
Section 3. RENT
     Subsection 3.4 Promissory Note. Tenant hereby acknowledges that it has past due amounts owed to Landlord plus accrued interest at the Default Rate of Ten Percent (10%) that as of July 31, 2009, have a total principal sum of $289,225.37. In consideration for the rescission of the Third Addendum to Lease referenced above and Subsections 3.1 and 3.2 never taking effect, Tenant agrees to execute the Promissory Note attached hereto as Exhibit A and Tenant further agrees to fulfill their obligations under said Promissory Note and that any failure to pay any installment when due as provided for in the Note will constitute an “Event of Default” under Subsection 18.1 of the Lease.

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With the exception of the modifications set out above, all other terms, covenants and agreements of the Lease shall remain in full force and effect.

Landlord:		Tenant:

SDC 7,		REPLY! INC.,
a California partnership		a California corporation

By:	/s/	By:	/s/ W. Samuel Veazey

Title:	CFO	Title:	CFO

By:	/s/

Title:	CONTROLLER

Date:	6/24/09	Date:	June 24, 2009

Regarding:

Bishop Ranch 15, Building BB
12667 Alcosta Boulevard, Suite 200
San Ramon, CA 94583

2

PROMISSORY NOTE

$289,225.37	San Ramon, California July 31, 2009
FOR VALUE RECEIVED, the undersigned REPLY!, INC. (“Borrower”), promises to pay to the order of SDC 7 (“Lender”), at One Annabel Lane, San Ramon, California 94583, or at such other place as may be designated in writing by Lender, the principal sum of TWO HUNDRED EIGHTY-NINE THOUSAND TWO HUNDRED TWENTY-FIVE AND 37/100 ($289,225.37) with interest thereon at an annual interest rate of ten percent (10%) compounded monthly. All sums owing hereunder are payable in lawful money of the United States of America, in immediately available funds.
The outstanding principal balance of this Note, including interest, shall be due in installments payable as follows:

•	August 1, 2009	$ 22,889.58

•	September 1, 2009	22,889.58

•	October 1, 2009	13,036.33

•	November 1, 2009	13,036.33

•	December 1, 2009	13,036.33

•	January 1, 2010	34,036.33

•	February 1, 2010	34,036.33

•	March 1, 2010	34,036.33

•	April 1, 2010	34,036.33

•	May 1, 2010	34,036.33

•	June 1, 2010	34,036.33

•	July l, 20l0	14,870.53

	Total	$303,976.66
Borrower may from time to time during the term of this Note partially or wholly repay its outstanding borrowings.
Notwithstanding anything above, Lender upon the occurrence of any failure to pay any installment when due may, at its sole option, declare all sums owing under this Note immediately due and payable. Notwithstanding the above, an installment payment will not be considered in default if paid no later than the fifth day of the month due concurrent with their regular monthly lease payment for said month for the lease described below.
Lender and Borrower currently are parties to a lease dated July 25, 2006, including addendums, for office space located at 12667 Alcosta Blvd., Suite 200, San Ramon, CA 94583 (hereinafter collectively referred to as “Lease”) as Landlord and Tenant, respectively. Notwithstanding anything above, Lender upon the occurrence of any Event of Default as set forth in Section 18 of the Lease by Borrower (as Tenant) may, at its sole option, declare all sums owing under this Note immediately due and payable.

PROMISSORY NOTE	San Ramon, California
$289,225.37	July 31, 2009
If any attorney is engaged by Lender to enforce or defend any provision of this Note, or as a consequence of any Default, with or without the filing of any legal action or proceeding, then Borrower shall pay to Lender immediately upon demand all attorneys’ fees and all costs incurred by Lender in connection therewith, together with interest thereon from the date of such demand until paid at the rate of interest applicable to the principal balance owing hereunder as if such unpaid attorneys’ fees and costs had been added to the principal.
No previous waiver and no failure or delay by Lender in acting with respect to the terms of this Note shall constitute a waiver of any breach, default, or failure of condition under this Note.
Borrower waives: presentment; demand; notice of dishonor; notice of default or delinquency; notice of acceleration; notice of protest and nonpayment; notice of costs, expenses or losses and interest thereon; notice of later charges; and diligence in taking any action to collect any sums owing under this Note.
All agreements between Borrower and the Lender of this Note are expressly limited, so that in no event or contingency whatsoever, whether by reason of the advancement of the proceeds of this Note, acceleration of maturity of the unpaid principal balance, or otherwise, shall the amount paid or agreed to be paid to the Lender for the use, forbearance, or detention of the money to be advanced under this Note exceed the highest lawful rate permissible under applicable usury laws. If, under any circumstances whatsoever, fulfillment of any provision of this Note or any other agreement pertaining to it, after timely performance of such provision is due, shall involve transcending the limit of validity prescribed by law which a court of competent deems applicable, then, ipso facto, the obligations to be fulfilled shall be reduced to the limit of such validity, and if, under any circumstances whatsoever, the Holder shall ever receive as interest an amount that exceeds the highest lawful rate, the amount that would be excessive interest shall be applied to the reduction of the unpaid principal balance under this Note and not to the payment of interest, or, if such excessive interest exceeds the unpaid balance of principal under this Note, such excess shall be refunded to Borrower. This provision shall control every other provision of all agreements between Borrower and the Lender.
Time is of the essence with respect to every provision hereof. This Note shall be construed and enforced in accordance with the laws of the State of California, except to the extent that Federal laws preempt the laws of the State of California, and all persons and entities in any manner obligated under this Note consent to the jurisdiction of any Federal or State Court within the State of California having proper venue and also consent to service of process by any means authorized by California or Federal law.

“BORROWER” REPLY!, INC.
By:	/s/

SDC 7
Reply!

										Cumulative
	Per	Per Orig.	Pass-Though				Paid			before	Interest	Cumulative
Month	Addendum	Lease	2008	2009	Total Due	Monthly	Other	Less Note	Difference	Interest	10%	Total
Nov-2008	50,000.00	82,110.42			82,110.42	50,000.00			32,110.42	32,110.42	267.59	32,378.01
Dec-2008	50,000.00	82,110.42			82,110.42	50,000.00			32,110.42	64,488.43	537.40	65,025.83
Jan-2009	50,000.00	82,110.42			82,110.42	50,000.00			32,110.42	97,136.25	809.47	97,945.72
Feb-2009	50,000.00	82,110.42			82,110.42	50,000.00			32,110.42	130,056.14	1,083.80	131,139.94
Mar-2009	50,000.00	82,110.42			82,110.42	50,000.00			32,110.42	163,250.36	1,360.42	164,610.78
Apr-2009	50,000.00	82,110.42		3,572.71	85,683.13	53,572.10			32,111.03	196,721.81	1,639.35	198,361.16
May-2009	50,000.00	82,110.42	44,147.90	3,572.71	129,831.03	70,000.00			59,831.03	258,192.19	2,151.60	260,343.79
Jun-2009	73,572.71	82,110.42		3,572.71	85,683.13	73,572.71			12,110.42	272,454.21	2,270.45	274,724.66
Jul-2009	73,572.71	82,110.42		3,572.71	85,683.13	73,572.71			12,110.42	286,835.08	2,390.29	289,225.37

Aug-2009	73,572.71	82,110.42		3,572.71	85,683.13	73,572.71	35,000.00	(22,889.58)	0.00	266,335.79	2,219.46	268,555.25
Sep-2009	73,572.71	82,110.42		3,572.71	85,683.13	73,572.71	35,000.00	(22,889.58)	0.00	245,665.67	2,047.21	247,712.88
Oct-2009	73,572.71	91,963.67		3,572.71	95,536.38	73,572.71	35,000.00	(13,036.33)	0.00	234,676.55	1,955.64	236,632.19
Nov-2009	73,572.71	91,963.67		3,572.71	95,536.38	73,572.71	35,000.00	(13,036.33)	0.00	223,595.86	1,863.30	225,459.16
Dec-2009	73,572.71	91,963.67		3,572.71	95,536.38	73,572.71	35,000.00	(13,036.33)	0.00	212,422.83	1,770.19	214,193.02
Jan-2010	83,572.71	91,963.67		3,572.71	95,536.38	83,572.71	46,000.00	(34,036.33)	0.00	180,156.69	1,501.31	181,658.00
Feb-2010	83,572.71	91,963.67		3,572.71	95,536.38	83,572.71	46,000.00	(34,036.33)	0.00	147,621.67	1,230.18	148,851.85
Mar-2010	83,572.71	91,963.67		3,572.71	95,536.38	83,572.71	46,000.00	(34,036.33)	0.00	114,815.52	956.80	115,772.32
Apr-2010	83,572.71	91,963.67		3,572.71	95,536.38	83,572.71	46,000.00	(34,036.33)	0.00	81,735.99	681.13	82,417.12
May-2010	83,572.71	91,963.67		3,572.71	95,536.38	83,572.71	46,000.00	(34,036.33)	0.00	48,380.79	403.17	48,783.96
Jun-2010	83,572.71	91,963.67		3,572.71	95,536.38	83,572.71	46,000.00	(34,036.33)	0.00	14,747.63	122.90	14,870.53
Jul-2010	91,963.67	91,963.67		3,572.71	95,536.38	95,536.38	14,870.53	(14,870.53)	0.00	0.00	0.00	0.00
Aug-2010	91,963.67	91,963.67		3,572.71	95,536.38	95,536.38			0.00	0.00	0.00	0.00

	1,550,372.57	1,914,814.99	44,147.90	60,736.07	2,019,698.96	1,581,090.09	465,870.53	(303,976.66)	276,715.00		27,261.66